CREDIT AGREEMENT


                                      among


                            TEL-SAVE HOLDINGS, INC.,
                               TEL-SAVE, INC. and
                           EMERGENCY TRANSPORT CORP.,
                                  as Borrowers,


                            THE LENDERS NAMED HEREIN,


                                       and


                           FIRST UNION NATIONAL BANK,
                                    as Agent


                   $65,000,000, 364-Day Senior Credit Facility


                                   Arranged by
                        FIRST UNION CAPITAL MARKETS CORP.


                            Dated as of July 11, 1997







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                                TABLE OF CONTENTS

                                                                                                               Page
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                                     RECITALS...................................................................-1-

                                    ARTICLE I

                                   DEFINITIONS

         1.1.          Defined Terms............................................................................-1-
         1.2.          Accounting Terms........................................................................-12-
         1.3.          Other Terms; Construction; Time.........................................................-13-

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

         2.1.          Commitments.............................................................................-13-
         2.2.          Borrowings..............................................................................-13-
         2.3.          Disbursements; Funding Reliance; Domicile of Loans......................................-14-
         2.4.          Notes...................................................................................-15-
         2.5.          Termination and Reduction of Commitments................................................-15-
         2.6.          Mandatory Payments and Prepayments......................................................-15-
         2.7.          Voluntary Prepayments...................................................................-16-
         2.8.          Interest................................................................................-16-
         2.9.          Fees....................................................................................-17-
         2.10.         Interest Periods........................................................................-18-
         2.11.         Conversions and Continuations...........................................................-18-
         2.12.         Method of Payments; Computations........................................................-19-
         2.13.         Recovery of Payments....................................................................-20-
         2.14.         Use of Proceeds.........................................................................-20-
         2.15.         Pro Rata Treatment......................................................................-20-
         2.16.         Increased Costs; Change in Circumstances; Illegality; etc...............................-21-
         2.17.         Taxes...................................................................................-23-
         2.18.         Compensation............................................................................-25-

                                   ARTICLE III

                        CLOSING; CONDITIONS OF BORROWING

         3.1.          Closing.................................................................................-25-
         3.2.          Conditions of Closing. .................................................................-25-
         3.3.          Conditions of All Borrowings............................................................-27-

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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1.          Corporate Organization and Power........................................................-28-
         4.2.          Authorization; Enforceability...........................................................-28-
         4.3.          No Violation............................................................................-28-
         4.4.          Governmental and Third-Party Authorization; Permits.....................................-29-
         4.5.          Litigation..............................................................................-29-
         4.6.          Taxes...................................................................................-29-
         4.7.          Subsidiaries............................................................................-29-
         4.8.          Full Disclosure.........................................................................-29-
         4.9.          Margin Regulations......................................................................-30-
         4.10.         No Material Adverse Change..............................................................-30-
         4.11.         Financial Matters.......................................................................-30-
         4.12.         Ownership of Properties.................................................................-30-
         4.13.         ERISA...................................................................................-31-
         4.14.         Environmental Matters...................................................................-31-
         4.15.         Compliance With Laws....................................................................-32-
         4.16.         Regulated Industries....................................................................-32-
         4.17.         Insurance...............................................................................-32-
         4.18.         Material Contracts......................................................................-32-
         4.19.         Labor Relations.........................................................................-32-
         4.20.         Single Business Enterprise..............................................................-32-

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         5.1.          Financial Statements....................................................................-33-
         5.2.          Other Business and Financial Information................................................-33-
         5.3.          Corporate Existence; Franchises; Maintenance of Properties..............................-35-
         5.4.          Compliance with Laws....................................................................-35-
         5.5.          Payment of Obligations..................................................................-35-
         5.6.          Insurance...............................................................................-35-
         5.7.          Maintenance of Books and Records; Inspection............................................-36-
         5.8.          Permitted Acquisitions..................................................................-36-
         5.9.          Creation or Acquisition of Subsidiaries.................................................-36-
         5.10.         Further Assurances......................................................................-37-

                                   ARTICLE VI

                               FINANCIAL COVENANTS

         6.1.          Leverage Ratio..........................................................................-37-
         6.2.          Current Ratio...........................................................................-37-

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                                   ARTICLE VII

                               NEGATIVE COVENANTS

         7.1.          Merger; Consolidation...................................................................-37-
         7.2.          Indebtedness............................................................................-38-
         7.3.          Liens...................................................................................-38-
         7.4.          Disposition of Assets...................................................................-39-
         7.5.          Investments.............................................................................-40-
         7.6.          Restricted Payments.....................................................................-41-
         7.7.          Transactions with Affiliates............................................................-41-
         7.8.          Lines of Business.......................................................................-41-
         7.9.          Certain Amendments......................................................................-42-
         7.10.         Limitation on Certain Restrictions......................................................-42-
         7.11.         Fiscal Year.............................................................................-42-
         7.12.         Accounting Changes......................................................................-42-

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         8.1.          Events of Default.......................................................................-42-
         8.2.          Remedies: Termination of Commitments, Acceleration, etc.................................-44-
         8.3.          Remedies: Set-Off.......................................................................-45-

                                   ARTICLE IX

                                    THE AGENT

         9.1.          Appointment.............................................................................-45-
         9.2.          Nature of Duties........................................................................-45-
         9.3.          Exculpatory Provisions..................................................................-46-
         9.4.          Reliance by Agent.......................................................................-46-
         9.5.          Non-Reliance on Agent and Other Lenders.................................................-46-
         9.6.          Notice of Default.......................................................................-47-
         9.7.          Indemnification.........................................................................-47-
         9.8.          The Agent in its Individual Capacity....................................................-47-
         9.9.          Successor Agent.........................................................................-48-

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1.         Fees and Expenses.......................................................................-48-
         10.2.         Indemnification.  ......................................................................-49-
         10.3.         Governing Law; Consent to Jurisdiction..................................................-49-
         10.4.         Arbitration; Preservation and Limitation of Remedies....................................-50-
         10.5.         Notices.................................................................................-50-

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         10.6.         Amendments, Waivers, etc................................................................-51-
         10.7.         Assignments, Participations.............................................................-52-
         10.8.         No Waiver...............................................................................-54-
         10.9.         Successors and Assigns..................................................................-54-
         10.10.        Survival................................................................................-54-
         10.11.        Severability............................................................................-54-
         10.12.        Construction............................................................................-54-
         10.13.        Confidentiality.........................................................................-55-
         10.14.        Counterparts; Effectiveness.............................................................-55-
         10.15.        The Borrowers as Co-Obligors............................................................-55-
         10.16.        Entire Agreement........................................................................-56-

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                                    EXHIBITS

Exhibit A                 Form of Note
Exhibit B-1               Form of Notice of Borrowing
Exhibit B-2               Form of Notice of Conversion/Continuation
Exhibit C                 Form of Compliance Certificate
Exhibit D                 Form of Assignment and Acceptance
Exhibit E                 Form of Subsidiary Guaranty
Exhibit F                 Form of Opinion of Arnold & Porter/Aloysius Lawn, Esq.
Exhibit G                 Form of Financial Condition Certificate




                                    SCHEDULES

Schedule 4.7                        Subsidiaries
Schedule 4.18                       Material Contracts
Schedule 7.2                        Existing Indebtedness
Schedule 7.3                        Existing Liens
Schedule 7.5                        Existing Investments

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                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of the 11th day of July, 1997 (this "Agreement"), is made among TEL-SAVE HOLDINGS, INC., a Delaware corporation with its principal offices in New Hope, Pennsylvania ("Holdings"), TEL-SAVE, INC., a Pennsylvania corporation with its principal offices in New Hope, Pennsylvania ("Tel-Save"), EMERGENCY TRANSPORT CORP., a Delaware corporation with its principal offices in New Hope, Pennsylvania ("ETC" and collectively with Holdings and Tel-Save, the "Borrowers"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and FIRST UNION NATIONAL BANK ("First Union"), as agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

         A. The Borrowers have requested that the Lenders make available to the Borrowers a 364-day revolving credit facility in the aggregate principal amount of up to $65,000,000. The Borrowers will use the proceeds of this facility for working capital and general corporate purposes and for Permitted Acquisitions (as hereinafter defined), all as more fully described herein.

          B. The Lenders are willing to make available to the Borrowers the credit facility described herein subject to and on the terms and conditions set forth in this Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          1.1. Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

         "Account Designation Letter" shall mean a letter from the Borrowers to the Agent, duly completed and signed by an Authorized Officer of each of the Borrowers and in form and substance satisfactory to the Agent, listing any one or more accounts to which the Borrowers may from time to time request the Agent to forward the proceeds of any Loans made hereunder.

         "Acquisition" shall mean any transaction or series of related transactions, consummated on or after the date hereof, by which any Borrower directly, or indirectly through one or more Borrower Subsidiaries, (i) acquires any going business, or all or substantially all of the assets, of any Person, whether through purchase of assets, merger or otherwise, (ii) acquires securities or other ownership interests of any Person having at least a majority of combined voting power of the then outstanding securities or other ownership interests of such Person or (iii) acquires less than substantially all of the assets of any Person for a purchase price of $1,000,000 or more.

         "Adjusted Base Rate" shall mean, at any time with respect to any Base Rate Loan, a rate per annum equal to the Base Rate as in effect at such time minus the Applicable Margin Percentage for Base Rate Loans as in effect at such time.

         "Adjusted LIBOR Rate" shall mean, at any time with respect to any LIBOR Loan, a rate per annum equal to the LIBOR Rate as in effect at such time plus the Applicable Margin Percentage for LIBOR Loans as in effect at such time.

         "Affiliate" shall mean, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, owns or controls, is controlled by or under common control with, such Person or is a director or officer of such Person; provided that the term "Affiliate" shall not include any "investment company" registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. For purposes of this definition, with respect to any Person "control" shall mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person.

         "Agent" shall mean First Union, in its capacity as Agent appointed under Article IX, and its successors and permitted assigns in such capacity.

         "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

         "Applicable Margin Percentage" shall mean, at any time from and after the Closing Date, the applicable percentage (a) of 0.500%, to be subtracted from the Base Rate pursuant to Section 2.8 for purposes of determining the Adjusted Base Rate and, (b) of 0.875%, to be added to the LIBOR Rate pursuant to Section
2.8 for purposes of determining the Adjusted LIBOR Rate.

         "Assignee"  shall  have  the  meaning  given  to such  term in  Section
10.7(a).

         "Assignment and Acceptance" shall mean an Assignment and Acceptance entered into between a Lender and an Assignee and accepted by the Agent and the Borrowers, in substantially the form of Exhibit D.

         "Authorized Officer" shall mean, with respect to any Borrower, any officer of such Borrower duly authorized by resolution of the board of directors of such Borrower to take such action on its behalf, and whose signature and incumbency shall have been certified to the Agent by the secretary or an assistant secretary of such Borrower.

         "Bankruptcy Code" shall mean 11 U.S.C. Section 101 et seq., as amended from time to time, and any successor statute.

         "Base Rate" shall mean the higher of (i) the per annum interest rate publicly announced from time to time by First Union in Charlotte, North Carolina, to be its prime rate (which may not necessarily be its best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime rate, and (ii) 0.5% per annum plus the Federal Funds Rate, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

         "Base Rate Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted Base Rate.

          "Borrower Affiliate" shall mean any Borrower or any subsidiary of a Borrower.

         "Borrowing" shall mean the incurrence by the Borrowers (including as a result of conversions and continuations of outstanding Loans pursuant to Section 2.11) on a single date of a group of Loans of a single Type and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

         "Borrowing Date" shall mean, with respect to any Borrowing, the date upon which such Borrowing is made.

         "Business Day" shall mean (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina are required by law to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which tradings are conducted in the London interbank Eurodollar market.

         "Capital Stock" shall mean (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

         "Cash Equivalents" shall mean (i) securities issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within 90 days from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 90 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., (iii) time deposits and certificates of deposit maturing within 90 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof that has combined capital and surplus of at least $500,000,000 and that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor's Ratings Services or at least A2 or the equivalent thereof by Moody's Investors Service, Inc., (iv) repurchase obligations with a term not exceeding seven (7) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above, and (v) money market funds at least 95% of the assets of which are continuously invested in securities of the type described in clause (i) above.

         "Closing" shall have the meaning given to such term in Section 3.1.

         "Closing Date" shall mean the date referred to in Section 3.1.

         "Commitment" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on its signature page hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Agent pursuant to Section 10.7(b) as such Lender's "Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof.

         "Compliance Certificate" shall mean a fully completed and duly executed certificate in the form of Exhibit C, together with a Covenant Compliance Worksheet.

         "Consolidated Current Assets" shall mean, as of any date of determination, all assets of the Borrowers and their Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrowers and their Subsidiaries as current assets as of such date.

         "Consolidated Current Liabilities" shall mean, as of any date of determination, all liabilities (without duplication) of the Borrowers and their Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrowers and their Subsidiaries as current liabilities as of such date; provided, however, that Consolidated Current Liabilities shall not include current maturities of any long-term Indebtedness.

         "Consolidated Interest Expense" shall mean, for any period, the sum (without duplication) of (i) total interest expense of the Borrowers and their Subsidiaries for such period in respect of Funded Debt of the Borrowers and their Subsidiaries (including, without limitation, all such interest expense accrued or capitalized during such period, whether or not actually paid during such period), determined on a consolidated basis in accordance with GAAP, (ii) all net amounts payable under or in respect of Hedge Agreements, to the extent paid or accrued by the Borrowers and their Subsidiaries during such period, and
(iii) all commitment fees and other ongoing fees in respect of Funded Debt including the commitment fee provided for under Section 2.9) paid, accrued or capitalized by the Borrowers and their Subsidiaries during such period.

         "Consolidated Net Income" shall mean, for any period, net income (or loss) for the Borrowers and their Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrowers and their Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Covenant Compliance Worksheet" shall mean a fully completed worksheet in the form of Attachment A to Exhibit C.

         "Credit Documents" shall mean this Agreement, the Notes, the Subsidiary Guaranty, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Agent or any Lender by or on behalf of any Borrower Affiliate with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time.

         "Current Ratio" shall mean, at any date of determination,  the ratio of
(i)  Consolidated   Current  Assets  at  such  date  of  determination  to  (ii)
Consolidated Current Liabilities at such date of determination.

         "Default" shall mean any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

         "Dollars" or "$" shall mean dollars of the United States of America.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "ERISA Affiliate" shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, any Borrower Affiliate, within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001 of ERISA.

         "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by any Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by any Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against any Borrower or any ERISA Affiliate to enforce
Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of any Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by any Borrower or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or

405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which any Borrower or any of its ERISA Affiliates may be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Borrower or any ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

         "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of $1,000,000,000, provided that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or (vi) any other Person approved by the Required Lenders, which approval shall not be unreasonably withheld.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law (collectively, "Claims"), including, without limitation, (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

         "Environmental Laws" shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

          "Event  of  Default"  shall  have the  meaning  given to such  term in
Section 8.1.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "Federal Funds Rate" shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

         "Financial Condition Certificate" shall mean a fully completed and duly executed certificate, substantially in the form of Exhibit G.

         "Financial Officer" shall mean, with respect to any Borrower, the chief financial officer, vice president - finance, principal accounting officer, controller or treasurer of such Borrower.

         "Funded Debt" shall mean, with respect to any Person, all obligations and Indebtedness for borrowed money of such Person, including but not limited to capitalized leases, subordinated debt, convertible debentures, letters of credit, obligations with respect to the deferred purchase price of goods or services, and Contingent Obligations and guarantees in respect of any of the foregoing.

         "GAAP" shall mean generally accepted accounting principles, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained, as in effect from time to time (subject to the provisions of Section 1.2).

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Hazardous Substances" shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (v) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.

         "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date, (viii) all Contingent Obligations of such Person and (ix) all indebtedness referred to in clauses (i) through (viii) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

          "Interest Period" shall have the meaning given to such term in Section 2.10.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "LIBOR Loan" shall mean, at any time, any Loan that bears interest at such time at the Adjusted LIBOR Rate.

         "LIBOR Rate" shall mean, with respect to each LIBOR Loan comprising part of the same Borrowing for any Interest Period, an interest rate per annum obtained by dividing (i) (y) the applicable rate of interest for such Interest Period appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, the rate of interest determined by the Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by First Union to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of First Union's LIBOR Loan comprising part of such Borrowing, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.

         "Lender" shall mean each financial institution signatory hereto and each other financial institution that becomes a "Lender" hereunder pursuant to
Section 10.7, and their respective successors and assigns.

         "Lending Office" shall mean, with respect to any Lender, the office of such Lender designated as its "Lending Office" on its signature page hereto or in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to the Borrower and the Agent. A Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of such Lender.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

         "Loans" shall have the meaning given to such term in Section 2.1.

          "Margin Stock" shall have the meaning given to such term in Regulation U.

         "Material Adverse Change" shall mean a material adverse change in (i) the condition (financial or otherwise), operations, prospects, business, properties or assets of the Borrowers and their Subsidiaries, taken as a whole or (ii) the ability of any Borrower Affiliate to perform its obligations under this Agreement or any of the other Credit Documents to which it is a party.

         "Material Adverse Effect" shall mean a material adverse effect upon (i) the condition (financial or otherwise), operations, prospects, business, properties or assets of the Borrowers and their Subsidiaries, taken as a whole,
(ii) the ability of any Borrower Affiliate to perform its obligations under this Agreement or any of the other Credit Documents to which it is a party or (iii) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Agent and the Lenders hereunder and thereunder.

          "Material  Contract"  shall  have the  meaning  given to such  term in
Section 4.18.

         "Maturity Date" shall mean July 9, 1998.

         "Merrill Lynch Indebtedness" shall mean the Credit Facility, dated as of February 26, 1997, between Holdings and Merrill Lynch International Bank Limited.

         "Multiemployer Plan" shall mean any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

         "Net Cash Proceeds" shall mean in the case of any asset disposition permitted pursuant to Section 7.4, the aggregate amount of all cash payments received by any Borrower Affiliate in connection with such asset disposition less (x) reasonable fees and expenses incurred by any Borrower Affiliate in connection therewith, (y) Indebtedness to the extent the amount thereof is secured by a Lien on the property that is the subject of such asset disposition and the transferee of (or holder of the Lien on) such property requires that such Indebtedness be repaid as a condition to such asset disposition, and (z) any income or transfer taxes paid or reasonably estimated by the Borrowers to be payable by any Borrower Affiliate as a result of such asset disposition.

         "Notes"   shall  mean  the   promissory   notes  of  the  Borrowers  in
substantially the form of Exhibit A, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

          "Notice of  Borrowing"  shall have the  meaning  given to such term in
Section 2.2(b).

          "Notice of Conversion/Continuation" shall have the meaning given to such term in Section 2.11(b).

         "Obligations" shall mean all principal of and interest (including, to the greatest extent permitted by law, post-petition interest) on the Loans, and all fees, expenses, indemnities and other obligations owing, due or payable at any time by the Borrowers to the Agent, any Lender, or any other Person entitled thereto, under this Agreement or any of the other Credit Documents.

         "Operating Cash Flow" shall mean, with respect to the Borrowers and their Subsidiaries on a consolidated basis for any period, the aggregate of (a) Consolidated Net Income for such period; plus (b) the sum of (i) Consolidated Interest Expense, (ii) taxes paid by any Borrower Affiliate, (iii) depreciation and amortization; (iv) the amount of any extraordinary losses recognized by any Borrower Affiliate; and (v) (to the extent taken into account in the calculation of Consolidated Net Income for such period) other non-cash expenses or charges reducing income, all for such period, minus (c) the sum of, (i) the amount of any interest and dividend income recognized by any Borrower Affiliate and (ii) the amount of any extraordinary gains recognized by any Borrower Affiliate. For purposes of this Agreement, calculations of Operating Cash Flow for a period shall be adjusted with respect to entities or assets that are acquired or disposed of during such period as permitted under pursuant to the terms of this Agreement as if such transaction had occurred as of the first day of such period (based upon a certificate in form and substance reasonably acceptable to the Agent and signed by an Authorized Officer of each Borrower setting forth in reasonable detail the Operating Cash Flow during such period of the entity or assets acquired or disposed of and stating that the assumptions of the Borrowers, in respect thereof, are reasonable).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

          "Participant" shall have the meaning given to such term in Section 10.7(d).

          "Partition" shall mean an independent long distance and marketing company or other direct marketing agent of any Borrower that resells and markets the telecommunications products of any Borrower.

         "Permitted Acquisition" shall mean (a) any Acquisition with respect to which all of the following conditions are satisfied: (i) each business acquired shall be within the permitted lines of business described in Section 7.8, (ii) in the case of an Acquisition involving the acquisition of control of Capital Stock of any Person, immediately after giving effect to such Acquisition such Person (or the surviving Person, if the Acquisition is effected through a merger or consolidation) shall be a Borrower or a Wholly Owned Subsidiary of a Borrower, and (iii) all of the conditions and requirements of Sections 5.8 and
5.9 applicable to such Acquisition are satisfied; or (b) any other Acquisition to which the Required Lenders (or the Agent on their behalf) shall have given their prior written consent (which consent may be in their sole discretion and may be given subject to such additional terms and conditions as the Required Lenders shall establish) and with respect to which all of the conditions and requirements set forth in this definition and in Section 5.8, and in or pursuant to any such consent, have been satisfied or waived in writing by the Required Lenders (or the Agent on their behalf). Without limiting the foregoing, an Acquisition in any transaction or series of related transactions of less than substantially all of the assets of any Person for a purchase price of less than $1,000,000 shall be deemed to be a Permitted Acquisition.

          "Permitted Liens" shall have the meaning given to such term in Section 7.3.

         "Person" shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

         "Plan" shall mean any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which any Borrower or any ERISA Affiliate may have any liability.

          "PNC Indebtedness" shall mean the $50,000,000 line of credit from PNC Bank, N.A. to Holdings, dated March 27, 1996, as modified by the Modification Agreement between Holdings and PNC Bank, N.A. dated February 24, 1997.

         "Prohibited  Transaction"  shall mean any transaction  described in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Internal Revenue Code that is not exempt by reason of Section 4975(c)(2) or 4975(d) of the Internal Revenue Code.

          "Register"  shall  have  the  meaning  given to such  term in  Section
10.7(b).

         "Regulations D, G, T, U and X" shall mean Regulations D, G, T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

         "Reportable Event" shall mean (i) any "reportable event" within the meaning of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under,
Section 412 of the Internal Revenue Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code), (ii) any such "reportable event" subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

         "Required Lenders" shall mean the Lenders holding outstanding Loans and Commitments (or, after the termination of the Commitments and outstanding Loans) representing more than sixty-six and two-thirds percent (66-2/3%) of the aggregate at such time of all outstanding Loans and Commitments (or, after the termination of the Commitments, the aggregate at such time of all outstanding Loans).

         "Requirement of Law" shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

         "Reserve Requirement" shall mean, with respect to any Interest Period, the reserve percentage (expressed as a decimal) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) applicable to First Union under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding.

         "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of one of the Borrowers.

         "Subsidiary Guarantor" shall mean any Subsidiary that is a guarantor under the Subsidiary Guaranty.

         "Subsidiary Guaranty" shall mean a guaranty agreement made by the Subsidiary Guarantors in favor of the Agent and the Lenders, in substantially the form of Exhibit E, as amended, modified or supplemented from time to time.

         "Termination Date" shall mean the Maturity Date or such earlier date of termination of the Commitments pursuant to Section 2.5 or Section 8.2.

         "Total Funded Debt" shall mean, at any date of determination, the aggregate (without duplication) of all Funded Debt of the Borrowers and their Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. For purposes of determining Funded Debt at any date, each Contingent Obligation of any Borrower Affiliate required to be included in such determination shall be valued at the maximum aggregate principal amount (whether or not drawn or outstanding) of the Indebtedness that is the corresponding "primary obligation" (as such term is defined in the definition of Contingent Obligation) as of such date.

         "Total Leverage Ratio" shall mean, at any date of determination, the ratio of (a) Total Funded Debt on such date to (b) Operating Cash Flow for the two most recently completed fiscal quarters of the Borrowers multiplied by two.

         "Type" shall have the meaning given to such term in Section 2.2(a).

         "Unfunded Pension Liability" shall mean, with respect to any Plan or Multiemployer Plan, the excess of its benefit liabilities under Section 4001(a)(16) of ERISA over the current value of its assets, determined in accordance with the applicable assumptions used for funding under Section 412 of the Code for the applicable plan year.

         "Unutilized Commitment" shall mean, with respect to any Lender at any time, such Lender's Commitment at such time less the aggregate principal amount of all Loans made by such Lender that are outstanding at such time.

         "Wholly Owned" shall mean, with respect to any Subsidiary of any Person, that 100% of the outstanding Capital Stock of such Subsidiary is owned, directly or indirectly, by such Person.

         1.2. Accounting Terms. Except as specifically provided otherwise in this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them in accordance with GAAP. Notwithstanding anything to the contrary in this Agreement, for purposes of calculation of the financial covenants set forth in Article VI, all accounting determinations and computations hereunder shall be made in accordance with GAAP as in effect as of the date of this Agreement applied on a basis consistent with the application used in preparing the most recent financial statements of the Borrowers referred to in Section 4.11(a). In the event that any changes in GAAP after such date are required to be applied to the Borrowers and would affect the computation of the financial covenants contained in Article VI, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes.

         1.3. Other Terms; Construction; Time. Unless otherwise specified or unless the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto. All references to time in any Credit Document shall refer to Charlotte, North Carolina time.


                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

         2.1. Commitments. Each Lender severally agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a "Loan," and collectively, the "Loans") to the Borrowers, from time to time on any Business Day during the period from and including the Closing Date to but not including the Termination Date, in an aggregate principal amount at any time outstanding not greater than the excess, if any, of its Commitment at such time over the amount of any Loans made by such Lender then outstanding; provided that no Borrowing of Loans shall be made if, immediately after giving effect thereto, the sum of the aggregate principal amount of Loans outstanding at such time would exceed the aggregate Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Loans.

          2.2. Borrowings. (a) The Loans shall, at the option of the Borrowers and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan); provided that all Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type.

         (b) In order to make a Borrowing (other than Borrowings involving continuations or conversions of outstanding Loans, which shall be made pursuant to Section 2.11), an Authorized Officer of each of the Borrowers will give the Agent written notice not later than 11:00 a.m., three (3) Business Days prior to each Borrowing to be comprised of LIBOR Loans and on the Borrowing Date (as hereinafter defined) for each Borrowing to be comprised of Base Rate Loans; provided, however, that requests for the Borrowing of any Loans to be made on the Closing Date may, at the discretion of the Agent, be given later than the times specified hereinabove. Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-1 and shall specify (1) the aggregate principal amount and initial Type of the Loans to be made pursuant to such Borrowing, (2) in the case of a Borrowing of LIBOR Loans, the initial Interest Period to be applicable thereto, and (3) the requested Borrowing Date, which shall be a Business Day. Upon its receipt of a Notice of Borrowing, the Agent will promptly notify each Lender of the proposed Borrowing. Notwithstanding anything to the contrary contained herein:

                    (i) the aggregate principal amount of each Borrowing comprised of Base Rate Loans shall not be less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof (or, if less, in the amount of the aggregate Unutilized Commitments), and the aggregate principal amount of each Borrowing comprised of LIBOR Loans shall not be less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof;

                   (ii) if the Borrowers shall have failed to designate the Type of Loans comprising a Borrowing, the Borrowers shall be deemed to have requested a Borrowing comprised of Base Rate Loans; and

                  (iii) if the Borrowers shall have failed to select the duration of the Interest Period to be applicable to any Borrowing of LIBOR Loans, then the Borrowers shall be deemed to have selected an Interest Period with a duration of one month.

         (c) Not later than 1:00 p.m., on the requested Borrowing Date, each Lender will make available to the Agent at its office referred to in Section
10.5 (or at such other location as the Agent may designate) an amount, in Dollars and in immediately available funds, equal to the amount of the Loan to be made by such Lender. To the extent the Lenders have made such amounts available to the Agent as provided hereinabove, the Agent will make the aggregate of such amounts available to the Borrower in accordance with Section 2.3(a) and in like funds as received by the Agent.

         2.3. Disbursements; Funding Reliance; Domicile of Loans. (a) The Borrowers hereby authorize the Agent to disburse the proceeds of each Borrowing in accordance with the terms of any written instructions from an Authorized Officer of each Borrower; provided that the Agent shall not be obligated under any circumstances to forward amounts to any account not listed in an Account Designation Letter. The Borrowers may at any time deliver to the Agent an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

         (b) Unless the Agent has received, prior to 1:00 p.m. on the relevant Borrowing Date, written notice from a Lender that such Lender will not make available to the Agent such Lender's ratable portion of the relevant Borrowing, the Agent may assume that such Lender has made such portion available to the Agent in immediately available funds on such Borrowing Date in accordance with the applicable provisions of Section 2.2, and the Agent may, in reliance upon such assumption, but shall not be obligated to, make a corresponding amount available to the Borrowers on such Borrowing Date. If and to the extent that such Lender shall not have made such portion available to the Agent, and the Agent shall have made such corresponding amount available to the Borrowers, such Lender, on the one hand, and the Borrowers, on the other, severally agree to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent, (i) in the case of such Lender, at the Federal Funds Rate, and (ii) in the case of the Borrowers, at the rate of interest applicable at such time to the Type of Loans comprising such Borrowing, as determined under the provisions of Section 2.8. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. The failure of any Lender to make any Loan required to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan as part of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender as part of any Borrowing.

         (c) Each Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loans to or for the account of such Lender in accordance with the terms of this Agreement.

          2.4. Notes. (a) The Loans made by each Lender shall be evidenced by a Note appropriately completed in substantially the form of Exhibit A.

         (b) Each Note issued to a Lender shall (i) be executed by the Borrowers, (ii) be payable to the order of such Lender, (iii) be dated as of the Closing Date, (iv) be in a stated principal amount equal to such Lender's Commitment, (v) bear interest in accordance with the provisions of Section 2.8, as the same may be applicable from time to time to the Loans made by such Lender, and (vi) be entitled to all of the benefits of this Agreement and the other Credit Documents and subject to the provisions hereof and thereof.

         (c) Each Lender will record on its internal records the amount and Type of each Loan made by it and each payment received by it in respect thereof and will, in the event of any transfer of any of its Notes, either endorse on the reverse side thereof or on a schedule attached thereto (or any continuation thereof) the outstanding principal amount and Type of the Loans evidenced thereby as of the date of transfer or provide such information on a schedule to the Assignment and Acceptance relating to such transfer; provided, however, that the failure of any Lender to make any such recordation or provide any such information, or any error therein, shall not affect the Borrowers' obligations under this Agreement or the Notes.

         2.5. Termination and Reduction of Commitments. (a) The Commitments shall be automatically and permanently terminated on the Maturity Date (or on July 11, 1997, but only if the Closing Date shall not have occurred on or prior to such date), unless sooner terminated pursuant to any other provision of this
Section 2.5 or Section 8.2.

         (b) At any time and from time to time after the date hereof, upon not less than five (5) Business Days' prior written notice to the Agent, executed by an Authorized Officer of each Borrower, the Borrowers may terminate in whole or reduce in part the aggregate Unutilized Commitments; provided that any such partial reduction shall be in an aggregate amount of not less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof. The amount of any termination or reduction made under this subsection (c) may not thereafter be reinstated.

         (c) Each reduction of the Commitments pursuant to this Section 2.5 shall be applied ratably among the Lenders according to their respective Commitments.

          2.6. Mandatory Payments and Prepayments. (a) Except to the extent due or paid sooner pursuant to the provisions of this Agreement, the aggregate outstanding principal of the Loans shall be due and payable in full on the Maturity Date.

         (b) In the event that, at any time, the aggregate principal amount of Loans outstanding at such time shall exceed the aggregate Commitments at such time (after giving effect to any concurrent termination or reduction thereof), the Borrowers will immediately prepay the outstanding principal amount of the Loans in the amount of such excess.

         (c) Each payment or prepayment of a LIBOR Loan made pursuant to the provisions of this Section 2.6 on a day other than the last day of the Interest Period applicable thereto shall be made together with all amounts required under
Section 2.18 to be paid as a consequence thereof.

         (d) In the event that the Net Cash Proceeds of any sale or disposition of assets permitted pursuant to Section 7.4 are not reinvested in similar assets within 180 days of such sale or disposition, the Borrowers will immediately prepay the outstanding principal amount of the Loans in the amount of such non-reinvested Net Cash Proceeds.

         2.7. Voluntary Prepayments. (a) At any time and from time to time, the Borrowers shall have the right to prepay the Loans, in whole or in part, without premium or penalty (except as provided in clause (iii) below), upon written notice executed by an Authorized Officer of each Borrower given to the Agent not later than 11:00 a.m., three (3) Business Days prior to each intended prepayment of LIBOR Loans and one (1) Business Day prior to each intended prepayment of Base Rate Loans; provided that (i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof, (ii) no partial prepayment of LIBOR Loans made pursuant to any single Borrowing shall reduce the aggregate outstanding principal amount of the remaining LIBOR Loans under such Borrowing to less than $5,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and (iii) unless made together with all amounts required under Section 2.18 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount and Type of the Loans to be prepaid (and, in the case of LIBOR Loans, the Interest Period of the Borrowing pursuant to which made), and shall be irrevocable and shall bind the Borrowers to make such prepayment on the terms specified therein. Loans prepaid pursuant to this subsection (a) may be reborrowed, subject to the terms and conditions of this Agreement.

         (b) Each prepayment of the Loans made pursuant to subsection (a) above shall be applied ratably among the Lenders holding the Loans being prepaid, in proportion to the principal amount held by each.

         2.8. Interest. (a) The Borrowers will pay interest in respect of the unpaid principal amount of each Loan, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Adjusted Base Rate, as in effect from time to time during such periods as such Loan is a Base Rate Loan, and (ii) at the Adjusted LIBOR Rate, as in effect from time to time during such periods as such Loan is a LIBOR Loan.

         (b) Upon the occurrence and during the continuance of an Event of Default as the result of failure by the Borrowers to pay any principal of or interest on any Loan, any fees or other amount hereunder when due (whether at maturity, pursuant to acceleration or otherwise), and (at the election of the Required Lenders) upon the occurrence and during the continuance of any Event of Default as the result of failure by any Borrower to observe, perform or comply with any condition, covenant or agreement contained in Article VI or Article VII, all outstanding principal amounts of the Loans and, to the greatest extent permitted by law, all interest accrued on the Loans and all other accrued and outstanding fees and other amounts hereunder, shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Adjusted Base Rate or the Adjusted LIBOR Rate) plus 2% (or, in the case of fees and other amounts, at the Adjusted Base Rate plus 2%), and, in each case, such default interest shall be payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

          (c) Accrued (and theretofore unpaid) interest shall be payable as follows:

                    (i) in respect of each Base Rate Loan (including any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6, except as provided hereinbelow), in arrears on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date; provided, that in the event the Loans are repaid or prepaid in full and the Commitments have been terminated, then accrued interest in respect of all Base Rate Loans shall be payable together with such repayment or prepayment on the date thereof;

                   (ii) in respect of each LIBOR Loan (including any LIBOR Loan or portion thereof paid or prepaid pursuant to the provisions of
         Section 2.6, except as provided hereinbelow), in arrears (y) on the last Business Day of the Interest Period applicable thereto (subject to the provisions of clause (iv) in Section 2.10) and (z) in addition, in the case of a LIBOR Loan with an Interest Period having a duration of six months, on the date three months after the first day of such Interest Period; provided, that in the event all LIBOR Loans made pursuant to a single Borrowing are repaid or prepaid in full, then accrued interest in respect of such LIBOR Loans shall be payable together with such repayment or prepayment on the date thereof; and

                  (iii) in respect of any Loan, at maturity (whether pursuant to acceleration or otherwise) and, after maturity, on demand.

         (d) Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to any Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable for the account of any Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount. In the event of any such reduction affecting any Lender, if from time to time thereafter the amount of interest payable for the account of such Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by such Lender, then the amount of interest payable for its account on such subsequent interest payment date shall be automatically increased to such maximum permissible amount; provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the previous sentence.

         (e) The Agent shall promptly notify the Borrowers and the Lenders upon determining the interest rate for each Borrowing of LIBOR Loans after its receipt of the relevant Notice of Borrowing or Notice of
Conversion/Continuation, and upon each change in the Base Rate; provided, however, that the failure of the Agent to provide the Borrowers or the Lenders with any such notice shall neither affect any obligations of the Borrowers or the Lenders hereunder nor result in any liability on the part of the Agent to any Borrower or any Lender. Each such determination (including each determination of the Reserve Requirement) shall, absent manifest error, be conclusive and binding on all parties hereto.

         2.9. Fees. The Borrowers jointly and severally agree to pay to the Agent, for the account of each Lender, a commitment fee for each calendar quarter (or portion thereof) for the period from the date of this Agreement to the Termination Date, at a per annum rate of 0.125%, on such Lender's ratable share (based on the proportion that its Commitment bears to the aggregate Commitments) of the average daily aggregate Unutilized Commitments, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date, and (ii) on the Termination Date.

         2.10. Interest Periods. Concurrently with the giving of a Notice of Borrowing or Notice of Conversion/Continuation in respect of any Borrowing comprised of Base Rate Loans to be converted into, or LIBOR Loans to be continued as, LIBOR Loans, the Borrowers shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such LIBOR Loans, which Interest Period shall, at the option of the Borrowers, be a one-, three- or six-month period; provided, however, that:

                    (i) all LIBOR Loans comprising a single Borrowing shall at all times have the same Interest Period;

                   (ii) the initial Interest Period for any LIBOR Loan shall commence on the date of the Borrowing of such LIBOR Loan (including the date of any continuation of, or conversion into, such LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) LIBOR Loans may not be outstanding under more than three
         (3) separate Interest Periods at any one time (for which purpose Interest Periods shall be deemed to be separate even if they are coterminous);

                   (iv) if any Interest Period otherwise would expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall expire on the next preceding Business Day;

                    (v) the Borrowers may not select any Interest Period that begins prior to the Closing Date or that expires after the Maturity Date;

                   (vi) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such Interest Period shall expire on the last Business Day of such calendar month; and

                  (vii) if, upon the expiration of any Interest Period applicable to a Borrowing of LIBOR Loans, the Borrowers shall have failed to elect a new Interest Period to be applicable to such LIBOR Loans, then the Borrowers shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans as of the expiration of the then current Interest Period applicable thereto.

         2.11. Conversions and Continuations. (a) The Borrowers shall have the right, on any Business Day occurring on or after the Closing Date, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loans into LIBOR Loans, or to convert any LIBOR Loans the Interest Periods for which end on the same day into Base Rate Loans, or (ii) to continue all or a portion of the outstanding principal amount of any LIBOR Loans the Interest Periods for which end on the same day for an additional Interest Period; provided that (w) any such conversion of LIBOR Loans into Base Rate Loans shall involve an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof; any such conversion of Base Rate Loans into, or continuation of, LIBOR Loans shall involve an aggregate principal amount of not less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding principal amount of such LIBOR Loans to less than $5,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (x) except as otherwise provided in Section 2.16(d), LIBOR Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto (and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the Borrowers will pay, upon such conversion, all amounts required under Section 2.18 to be paid as a consequence thereof), and (y) no conversion of Base Rate Loans into LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of Default.

         (b) The Borrowers shall make each such election by giving the Agent written notice, executed by an Authorized Officer of each Borrower, not later than 11:00 a.m., three (3) Business Days prior to the intended effective date of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans and one
(1) Business Day prior to the intended effective date of any conversion of LIBOR Loans into Base Rate Loans. Each such notice (each, a "Notice of Conversion/Continuation") shall be irrevocable, shall be given in the form of Exhibit B-2 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, LIBOR Loans, the Interest Period to be applicable thereto, and
(z) the aggregate amount and Type of the Loans being converted or continued. Upon the receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Lender of the proposed conversion or continuation. In the event that the Borrowers shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loans, such LIBOR Loans shall automatically be converted to Base Rate Loans upon the expiration of the then current Interest Period applicable thereto (unless repaid pursuant to the terms hereof).

         2.12. Method of Payments; Computations. (a) All payments by the Borrowers hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Agent, for the account of the Lenders entitled to such payment (except as otherwise expressly provided herein as to payments required to be made directly to the Lenders) at its office referred to in Section 10.5, prior to 12:00 noon on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon, shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans to which the provisions of clause (iv) in Section 2.10 are applicable, such due date shall be the next preceding Business Day), and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

         (b) The Agent will distribute to the Lenders like amounts relating to payments made to the Agent for the account of the Lenders as follows: (i) if the payment is received by 12:00 noon, in immediately available funds, the Agent will make available to each relevant Lender on the same date, by wire transfer of immediately available funds, such Lender's ratable share of such payment (based on the percentage that the amount of the relevant payment owing to such Lender bears to the total amount of such payment owing to all of the relevant Lenders), and (ii) if such payment is received after 12:00 noon, or in other than immediately available funds, the Agent will make available to each such Lender its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal

Funds Rate for each day from the date such amount was required to be disbursed by the Agent until the date repaid to such Lender.

         (c) Unless the Agent shall have received written notice, executed by an Authorized Officer of each Borrower, prior to the date on which any payment is due to any Lender hereunder that such payment will not be made in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date, and the Agent may, in reliance on such assumption, but shall not be obligated to, cause to be distributed to such Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent the Borrowers shall not have so made such payment in full to the Agent, and without limiting the obligation of the Borrowers to make such payment in accordance with the terms hereof, such Lender shall repay to the Agent forthwith on demand such amount so distributed to such Lender, together with interest thereon for each day from the date such amount is so distributed to such Lender until the date repaid to the Agent, at the Federal Funds Rate.

         (d) Each Lender for whose account any payment is to be made hereunder may, but shall not be obligated to, debit the amount of any such payment not made as and when required hereunder to any ordinary deposit account of the Borrowers with such Lender (with prompt notice to the Agent and the Borrowers); provided, however, that the failure to give such notice shall not affect the validity of such debit by such Lender.

         (e) All computations of interest and fees hereunder (including computations of the Reserve Requirement) shall be made on the basis of a year consisting of (i) in the case of Base Rate Loans, 365 or 366 days, as the case may be, and (ii) in all other instances, 360 days, and the actual number of days (including the first day, but excluding the last day) elapsed.

         2.13. Recovery of Payments. (a) The Borrowers agree that to the extent any Borrower makes a payment or payments to or for the account of the Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

         (b) If any amounts distributed by the Agent to any Lender are subsequently returned or repaid by the Agent to the Borrowers or their representatives or successors in interest, whether by court order or by settlement approved by the Lender in question, such Lender will, promptly upon receipt of notice thereof from the Agent, pay the Agent such amount. If any such amounts are recovered by the Agent from the Borrowers or their representatives or successors in interest, the Agent will redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed.

          2.14. Use of Proceeds. The proceeds of the Loans shall be used for working capital and general corporate purposes, for Permitted Acquisitions and in accordance with the terms and provisions of this Agreement.

          2.15. Pro Rata Treatment. (a) All fundings, continuations and conversions of Loans shall be made by the Lenders pro rata on the basis of their respective Commitments (in the case of the initial funding of Loans pursuant to Section 2.2) or on the basis of their respective outstanding Loans (in the case of continuations and conversions of Loans pursuant to Section 2.11, and additionally in all cases in the event the Commitments have expired or have been terminated), as the case may be from time to time. All payments on account of principal of or interest on any Loans, fees or any other Obligations owing to or for the account of any one or more Lenders shall be apportioned ratably among such Lenders in proportion to the amounts of such principal, interest, fees or other Obligations owed to them respectively.

         (b) Each Lender agrees that if it shall receive any amount hereunder (whether by voluntary payment, exercise of the right of setoff or banker's lien, counterclaim or cross action, or otherwise, other than pursuant to Section 10.7) applicable to the payment of any of the Obligations that exceeds its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of such Obligations due and payable to all Lenders at such time) of payments on account of such Obligations then or therewith obtained by all the Lenders to which such payments are required to have been made, such Lender shall forthwith purchase from the other Lenders such participations in such Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each such other Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to the provisions of this subsection may, to the fullest extent permitted by law, exercise any and all rights of payment (including, without limitation, setoff, banker's lien or counterclaim) with respect to such participation as fully as if such participant were a direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or similar law, any Lender receives a secured claim in lieu of a setoff to which this subsection applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this subsection to share in the benefits of any recovery on such secured claim.

         2.16. Increased Costs; Change in Circumstances; Illegality; etc. (a) If, at any time after the date hereof and from time to time, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), shall (i) subject such Lender to any tax or other charge, or change the basis of taxation of payments to such Lender, in respect of any of its LIBOR Loans or any other amounts payable hereunder or its obligation to make, fund or maintain any LIBOR Loans (other than any change in the rate or basis of tax on the overall net income of such Lender or its applicable Lending Office), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement (other than as a result of any change in the Reserve Requirement) against assets of, deposits with or for the account of, or credit extended by, such Lender or its applicable Lending Office, or (iii) impose on such Lender or its applicable Lending Office any other condition, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loans or to reduce the amount of any sum received or receivable by such Lender hereunder, the Borrowers will, promptly upon written demand therefor by such Lender, pay to such Lender such additional amounts as shall compensate such Lender for such increase in costs or reduction in return.

         (b) If, at any time after the date hereof and from time to time, any Lender shall have reasonably determined that the introduction of or any change in any applicable law, rule or regulation regarding capital adequacy or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect, as a consequence of such Lender's Commitment or Loans, of reducing the rate of return on the capital of such Lender or any Person controlling such Lender to a level below that which such Lender or controlling Person could have achieved but for such introduction, change or compliance (taking into account such Lender's or controlling Person's policies with respect to capital adequacy), the Borrowers will, promptly upon written demand therefor by such Lender therefor, pay to such Lender such additional amounts as will compensate such Lender or controlling Person for such reduction in return.

         (c) If, on or prior to the first day of any Interest Period, (y) the Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or (z) the Agent shall have received written notice from the Required Lenders of their determination that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Loans during such Interest Period, the Agent will forthwith so notify the Borrowers and the Lenders. Upon such notice, (i) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (ii) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Agent or the Required Lenders, as the case may be, shall have determined that the circumstances giving rise to such suspension no longer exist (and the Required Lenders, if making such determination, shall have so notified the Agent), and the Agent shall have so notified the Borrowers and the Lenders.

         (d) Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Loans, such Lender will forthwith so notify the Agent and the Borrowers; provided that prior to giving any such notice to the Agent pursuant to this Section 2.16(d), such Lender shall designate a different applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. Upon such notice, (i) each of such Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice), be converted into a Base Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to any Borrowing for which the Agent has received a Notice of Borrowing but for which the Borrowing Date has not arrived), and (iii) any Notice of Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall, as to such Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the Agent, and the Agent shall have so notified the Borrowers.

         (e) Each Lender will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.16 and will designate a different applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

         (f)  Determinations  by the Agent or any  Lender for  purposes  of this
Section 2.16 of any increased costs, reduction in return, market contingencies, illegality or any other matter shall, absent manifest error, be conclusive, provided that such determinations are made in good faith. No failure by the Agent or any Lender at any time to demand payment of any amounts payable under this Section 2.16 shall constitute a waiver of its right to demand payment of any additional amounts arising at any subsequent time. Nothing in this Section
2.16 shall require or be construed to require the Borrowers to pay any interest, fees, costs or other amounts in excess of that permitted by applicable law.

         2.17. Taxes. (a) Any and all payments by the Borrowers hereunder or under any Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, other than net income and franchise taxes imposed on the Agent or any Lender by the United States or by the jurisdiction under the laws of which the Agent or such Lender, as the case may be, is organized or in which its principal office or (in the case of a Lender) its applicable Lending Office is located, or any political subdivision or taxing authority thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Agent or any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17), the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrowers will make such deductions, (iii) the Borrowers will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrowers will deliver to the Agent or such Lender, as the case may be, evidence of such payment.

         (b) The Borrowers will jointly and severally indemnify the Agent and each Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) paid by the Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Agent or such Lender, as the case may be, makes written demand therefor.

         (c) Each of the Agent and the Lenders agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to, any amount of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrowers or (ii) previously deducted by the Borrowers (including, without limitation, any Taxes deducted from any additional sums payable under clause (i) of subsection (a) above), the Agent or such Lender, as the case may be, shall reimburse the Borrowers to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of indemnity payments made, or additional amounts paid, by or on behalf of the Borrowers under this Section 2.17 with respect to the Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrowers, upon the request of the Agent or such Lender, agree to repay to the Agent or such Lender, as the case may be, the amount paid over to the Borrowers (together with any penalties, interest or other charges), in the event the Agent or such Lender is required to repay such amount to the relevant taxing authority or other Governmental Authority. The determination by the Agent or any Lender of the amount of any such recovery or permanent net tax benefit shall, in the absence of manifest error, be conclusive and binding; provided that such determination is made in good faith.

         (d) If any Lender is incorporated or organized under the laws of a jurisdiction other than the United States of America or any state thereof (a "Non-U.S. Lender") and claims exemption from United States withholding tax pursuant to the Internal Revenue Code, such Non-U.S. Lender will deliver to each of the Agent and the Borrowers, on or prior to the Closing Date (or, in the case of a Non-U.S. Lender that becomes a party to this Agreement as a result of an assignment after the Closing Date, on the effective date of such assignment),
(i) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a properly completed Internal Revenue Service Form 4224 or 1001, as applicable (or successor forms), certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms), and (ii) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a certificate in form and substance reasonably satisfactory to the Agent and the Borrower and to the effect that (x) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (y) is not a 10-percent shareholder for purposes of Section 881(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Internal Revenue Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each such Non-U.S. Lender further agrees to deliver to the Agent and the Borrowers an additional copy of each such relevant form on or before the date that such form expires or becomes obsolete or after the occurrence of any event (including a change in its applicable Lending Office) requiring a change in the most recent forms so delivered by it, in each case certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required, which event renders all such forms inapplicable or the exemption to which such forms relate unavailable and such Non-U.S. Lender notifies the Agent and the Borrowers that it is not entitled to receive payments without deduction or withholding of United States federal income taxes. Each such Non-U.S. Lender will promptly notify the Agent and the Borrowers of any changes in circumstances that would modify or render invalid any claimed exemption or reduction.

         (e) If any Lender is entitled to a reduction in (and not a complete exemption from) the applicable withholding tax, the Borrowers and the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If any of the forms or other documentation required under subsection (d) above are not delivered to the Agent as therein required, then the Borrowers and the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         2.18. Compensation. The Borrowers will compensate each Lender upon demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Loans) that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender) a Borrowing or continuation of, or conversion into, a LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (ii) if any repayment, prepayment or conversion of any LIBOR Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of acceleration of the maturity of the Loans pursuant to Section 8.2), (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrowers or (iv) as a consequence of any other failure by the Borrowers to make any payments with respect to any LIBOR Loan when due hereunder. Calculation of all amounts payable to a Lender under this Section
2.18 shall be made as though such Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section
2.18. Determinations by any Lender for purposes of this Section 2.18 of any such losses, expenses or liabilities shall, absent manifest error, be conclusive, provided that such determinations are made in good faith.


                                   ARTICLE III

                        CLOSING; CONDITIONS OF BORROWING

         3.1. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Robinson, Bradshaw & Hinson, P.A., 101 North Tryon Street, Suite 1900, Charlotte, North Carolina 28246 at 10:00 a.m. on July 11, 1997, or at such other time as the parties hereto shall mutually agree (the "Closing Date").

          3.2. Conditions of Closing. The Closing is subject to the satisfaction of the following conditions precedent:

         (a) The Agent shall have received the following, each dated as of the Closing Date (unless otherwise specified) and, except for the Notes, in sufficient copies for each Lender:

                    (i) A Note for each Lender that is a party hereto as of the Closing Date, in the amount of such Lender's Commitment, each duly completed in accordance with the relevant provisions of Section 2.4 and executed by each Borrower;

                   (ii) the Subsidiary Guaranty, duly completed and executed by each Subsidiary; and

                  (iii) the favorable opinions of Arnold & Porter, special counsel to the Borrowers, and Aloysius Lawn, Esq., General Counsel and Secretary of each Borrower, in substantially the form of Exhibit F, addressed to the Agent and the Lenders and addressing such other matters as the Agent or any Lender may reasonably request.

         (b) The Agent shall have received a certificate, signed by the president, the chief executive officer or the chief financial officer of each of the Borrowers, in form and substance satisfactory to the Agent, certifying that
(i) all representations and warranties of the Borrowers contained in this Agreement and the other Credit Documents that are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Borrowers contained in this Agreement and the other Credit Documents that are qualified as to materiality are true and correct, in each case as of the Closing Date, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the consummation of the transactions contemplated hereby, (iii) both immediately before and after giving effect to the consummation of the transactions contemplated hereby, no Material Adverse Change has occurred since December 31, 1996, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change, and (iv) all conditions to the Closing hereunder set forth in this Section 3.2 have been satisfied or waived as required hereunder.

         (c) The Agent shall have received a certificate of the secretary or an assistant secretary of each Borrower Affiliate, in form and substance satisfactory to the Agent, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation and all amendments thereto of such Borrower Affiliate, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws of such Borrower Affiliate as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, and (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of such Borrower Affiliate authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and as to the incumbency and genuineness of the signature of each officer of such Borrower Affiliate executing this Agreement or any of such other Credit Documents, and attaching all such copies of the documents described above.

         (d) The Agent shall have received a certificate as of a recent date of the good standing of each Borrower Affiliate under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction.

         (e)  All  legal   matters,   documentation,   and  corporate  or  other
proceedings incident to the transactions contemplated hereby shall be satisfactory in form and substance to the Agent; all approvals, permits and consents of any Governmental Authorities or other Persons required in connection with the execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby shall have been obtained, without the imposition of conditions that are not acceptable to the Agent, and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect and the Agent shall have received such copies thereof as it shall have requested; all applicable waiting periods shall have expired without any adverse action being taken by any Governmental Authority having jurisdiction; and no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before, and no order, injunction or decree shall have been entered by, any court, Governmental Authority or other Person
(i) against or affecting any Borrower Affiliate or any of their respective properties or (ii) with respect to this Agreement or any of the other Credit Documents.

          (f) Since December 31, 1996, both immediately before and after giving effect to the consummation of the transactions contemplated by this Agreement, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

          (g) The Borrowers shall have paid all fees and expenses of the Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the Closing Date (including fees and expenses of counsel) in connection with this Agreement and the transactions contemplated hereby.

          (h) The Agent shall have received a Financial Condition Certificate, in form and substance satisfactory to the Agent.

          (i) The Agent shall have received written confirmation from the applicable lenders under the PNC Indebtedness and the Merrill Lynch Indebtedness to the effect that (i) all principal, interest and other amounts outstanding with respect to the PNC Indebtedness and the Merrill Lynch Indebtedness, as the case may be, have been repaid and satisfied in full, (ii) all commitments to extend credit under the agreements and instruments relating thereto have been terminated, (iii) any Liens securing any PNC Indebtedness or any Merrill Lynch Indebtedness, as the case may be, have been released and any related filings have been terminated of record (or arrangements satisfactory to the Agent made therefor), and (iv) any letters of credit outstanding with respect to the PNC Indebtedness or the Merrill Lynch Indebtedness, as the case may be, have been terminated or cancelled.

          (j) The Agent shall have received an Account Designation Letter, together with written instructions from an Authorized Officer of each Borrower, including wire transfer information, directing the payment of the proceeds of Loans to be made hereunder.

          (k) The Agent and each Lender shall have received such other documents, certificates, opinions and instruments in connection with the transactions contemplated hereby as it shall have reasonably requested.

          (l) The Agent shall have completed its due diligence review of the Borrowers and shall have been satisfied with the results thereof.

          3.3. Conditions of All Borrowings. The obligation of each Lender to make any Loans hereunder is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or date of issuance:

          (a) The Agent shall have received a Notice of Borrowing in accordance with Section 2.2(b);

          (b) Each of the representations and warranties contained in Article IV and in the other Credit Documents that is not qualified as to materiality shall be true and correct in all material respects, and each of the representations and warranties of the Borrowers contained in Article IV and the other Credit Documents that is qualified as to materiality shall be true and correct, in each case on and as of such Borrowing Date with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date); and

         (c) No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to the Loans to be made on such date.

         Each giving of a Notice of Borrowing, and the consummation of each Borrowing, shall be deemed to constitute a representation by the Borrower that the statements contained in subsections (b) and (c) above are true, both as of the date of such notice and as of the relevant Borrowing Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         To induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrowers jointly and severally represent and warrant to the Agent and the Lenders as follows:

         4.1. Corporate Organization and Power. Each Borrower Affiliate (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the full corporate power and authority to execute and deliver and perform its obligations under the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except to the extent that the failure to be so qualified would not have a Material Adverse Effect.

         4.2. Authorization; Enforceability. Each Borrower Affiliate has taken, or on the Closing Date will have taken, all necessary corporate action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery will constitute, the legal, valid and binding obligation of each Borrower Affiliate that is a party hereto or thereto, enforceable against each such Borrower Affiliate in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing.

         4.3. No Violation. The execution, delivery and performance by each Borrower Affiliate of this Agreement and each of the other Credit Documents to which it is a party, and compliance by each such Borrower Affiliate, with the terms hereof and thereof, do not (i) violate any provision of its articles or certificate of incorporation or bylaws or contravene any other Requirement of Law applicable to it, (ii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets. No Borrower Affiliate is a party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to any Borrower or any other Borrower Affiliate, to make loans or advances to any Borrower Affiliate, or to transfer any of its assets or properties to any Borrower Affiliate, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

         4.4. Governmental and Third-Party Authorization; Permits. (a) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is required as a condition to or otherwise in connection with the due execution, delivery and performance by each Borrower Affiliate of this Agreement or any of the other Credit Documents to which it is or will be a party or the legality, validity or enforceability hereof or thereof.

         (b) Each Borrower Affiliate has, and is in good standing with respect to, all governmental approvals, licenses, permits and authorizations necessary to conduct its business as presently conducted and to own or lease and operate its properties, except to the extent that the failure to have any such governmental approval, license, permit or authorization would not have a Material Adverse Effect.

         4.5. Litigation. There are no actions, investigations, suits or proceedings pending or, to the knowledge of any Borrower, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting any Borrower Affiliate or any of their respective properties or (ii) with respect to this Agreement or any of the other Credit Documents, other than any actions, investigations, suits or proceeding that would not have a Material Adverse Effect.

         4.6. Taxes. Each Borrower Affiliate has timely filed all federal, state and local tax returns and reports required to be filed by it and has paid all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with GAAP. Such returns accurately reflect in all material respects all liability for taxes of each Borrower Affiliate for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of any Borrower, other investigation by any Governmental Authority of the tax liability of any Borrower Affiliate and there is no unresolved claim by any Governmental Authority concerning the tax liability of any Borrower Affiliate for any period for which tax returns have been or were required to have been filed, other than claims for which adequate reserves have been established in accordance with GAAP. No Borrower Affiliate has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

         4.7. Subsidiaries. Schedule 4.7 sets forth a list, as of the Closing Date, of all of the Subsidiaries of any of the Borrowers and, as to each such Subsidiary, the percentage ownership (direct and indirect) of each Borrower in each class of its capital stock and each direct owner thereof. Except for the shares of capital stock expressly indicated on Schedule 4.7, there are no shares of capital stock, warrants, rights, options or other equity securities, or other Capital Stock of any Subsidiary outstanding or reserved for any purpose. All outstanding shares of capital stock of each Borrower Affiliate are duly and validly issued, fully paid and nonassessable.

         4.8. Full Disclosure. All factual information heretofore or contemporaneously furnished to the Agent or any Lender in writing by or on behalf of any Borrower Affiliate for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all other such factual information hereafter furnished to the Agent or any Lender in writing by or on behalf of any Borrower Affiliate will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading.

         4.9. Margin Regulations. No proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock, to extend credit for such purpose or for any other purpose that would violate or be inconsistent with Regulations G, T, U or X or any provision of the Exchange Act.

         4.10. No Material Adverse Change. There has been no Material Adverse Change since December 31, 1996, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

         4.11. Financial Matters. (a) The Borrowers have heretofore furnished to the Agent copies of (i) the audited consolidated balance sheets of Holdings and its Subsidiaries as of December 31, 1996, 1995, and 1994, and the related statements of income and cash flows for the fiscal years ended December 31, 1996, 1995 and 1994, together with the opinion of BDO Seidman, LLP thereon, and
(ii) the unaudited consolidated balance sheet of Holdings and its Subsidiaries as of March 31, 1997, and the related statements of income and cash flows for the three-month period then ended. Such financial statements have been prepared in accordance with GAAP (subject, with respect to the unaudited financial statements, to the absence of notes required by GAAP and to normal year-end adjustments) and present fairly in all material respects the financial condition of Holdings and its Subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations of Holdings and its Subsidiaries for the respective periods then ended, except as may have been indicated in a separate letter dated the date hereof from the Borrowers to the Agent. Except as fully reflected in the most recent financial statements referred to above and the notes thereto, there are no material liabilities or obligations with respect to any Borrower Affiliate of any nature whatsoever (whether absolute, contingent or otherwise and whether or not due).

         (b) Each Borrower Affiliate, after giving effect to the consummation of the transactions contemplated hereby, (i) has capital sufficient to carry on its businesses as conducted and as proposed to be conducted, (ii) has assets with a fair saleable value, determined on a going concern basis, (y) not less than the amount required to pay the probable liability on its existing debts as they become absolute and matured and (z) greater than the total amount of its liabilities (including identified contingent liabilities, valued at the amount that can reasonably be expected to become absolute and matured), and (iii) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature.

         4.12. Ownership of Properties. Each Borrower Affiliate (i) has good and marketable title to all real property owned by it, (ii) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business, (iii) possesses or has rights to use licenses, patents, copyrights, trademarks, service marks, trade names and other assets sufficient to enable it to continue to conduct its business substantially as heretofore conducted and without any material conflict with the rights of others, and (iv) has good title to all of its other properties and assets reflected in the most recent financial statements referred to in Section 4.11(a) (except as sold or otherwise disposed of since the date thereof in the ordinary course of business), in each case under (i), (ii), (iii) and (iv) above free and clear of all Liens other than Permitted Liens.

         4.13. ERISA. Each Plan is and has been administered in compliance in all material respects with all applicable Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Internal Revenue Code. No ERISA Event has occurred and is continuing or, to the knowledge of any Borrower, is reasonably expected to occur with respect to any Plan, in either case that would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. No Plan has any Unfunded Pension Liability, and neither any Borrower nor any ERISA Affiliate of any Borrower has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in either instance where the same would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. Neither any Borrower nor any ERISA Affiliate of any Borrower is required to contribute to or has, or has at any time had, any liability to a Multiemployer Plan.

         4.14. Environmental Matters. (a) No Hazardous Substances are or have been generated, used, located, released, treated, disposed of or stored by any Borrower Affiliate or, to the knowledge of any Borrower, by any other Person (including any predecessor in interest) or otherwise, in, on or under any portion of any real property, leased or owned, of any Borrower Affiliate, except in material compliance with all applicable Environmental Laws, and no portion of any such real property or, to the knowledge of any Borrower, any other real property at any time leased, owned or operated by any Borrower Affiliate, has been contaminated by any Hazardous Substance; and no portion of any real property, leased or owned, of any Borrower Affiliate has been or is presently the subject of an environmental audit, assessment or remedial action.

         (b) No portion of any real property, leased or owned, of any Borrower Affiliate has been used by any Borrower Affiliate or, to the knowledge of any Borrower, by any other Person, as or for a mine, a landfill, a dump or other disposal facility, a gasoline service station, or (other than for petroleum substances stored in the ordinary course of business) a petroleum products storage facility; no portion of such real property or any other real property at any time leased, owned or operated by any Borrower Affiliate has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems; and there are not and have never been any underground storage tanks situated on any real property, leased or owned, of any Borrower Affiliate.

         (c) All activities and operations of any Borrower Affiliate are in compliance with the requirements of all applicable Environmental Laws, except to the extent the failure so to comply, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. Each Borrower Affiliate has obtained all licenses and permits under Environmental Laws necessary to its respective operations; all such licenses and permits are being maintained in good standing; and each Borrower Affiliate is in compliance with all terms and conditions of such licenses and permits, except for such licenses and permits the failure to obtain, maintain or comply with which would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. No Borrower Affiliate is involved in any suit, action or proceeding, or has received any notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged Environmental Claims that, if adversely determined, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and, to the knowledge of any Borrower, there are no threatened actions, suits, proceedings or investigations with respect to any such Environmental Claims, nor any basis therefor.

         4.15. Compliance With Laws. Each Borrower Affiliate has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except for such Requirements of Law the failure to comply with which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

         4.16. Regulated Industries. No Borrower Affiliate is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.17. Insurance. The assets, properties and business of each Borrower Affiliate are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility.

         4.18. Material Contracts. Schedule 4.18 lists, as of the Closing Date, each "material contract" (within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act) to which any Borrower Affiliate is a party, by which any of them or their respective properties is bound or to which any of them is subject (collectively, "Material Contracts"), and also indicates the parties, subject matter and term thereof. As of the Closing Date, (i) each Material Contract is in full force and effect and is enforceable by the Borrower Affiliate that is a party thereto in accordance with its terms, and (ii) no Borrower Affiliate (nor, to the knowledge of any Borrower, any other party thereto) is in breach of or default under any Material Contract in any material respect or has given notice of termination or cancellation of any Material Contract.

         4.19. Labor Relations. No Borrower Affiliate is engaged in any unfair labor practice within the meaning of the National Labor Relations Act of 1947, as amended. There is (i) no unfair labor practice complaint before the National Labor Relations Board, or grievance or arbitration proceeding arising out of or under any collective bargaining agreement, pending or, to the knowledge of the Borrower, threatened, against any Borrower Affiliate, (ii) no strike, lock-out, slowdown, stoppage, walkout or other labor dispute pending or, to the knowledge of any Borrower, threatened, against any Borrower Affiliate, and (iii) to the knowledge of any Borrower, no petition for certification or union election or union organizing activities taking place with respect to any Borrower Affiliate.

         4.20. Single Business Enterprise. The Borrowers have historically operated as, and intend to continue operating as, a single business enterprise. Although separate entities, the Borrowers operate under a common business plan. Each of the Borrowers will accordingly benefit from the financing arrangement established by this Agreement.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         The Borrowers covenant and agree that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         5.1. Financial Statements. The Borrowers will deliver to each Lender:

         (a) As soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending June 30, 1997, and in any event not later than five (5) days following the filing thereof with the Securities and Exchange Commission, unaudited consolidated balance sheets of Holdings and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated statements of income and cash flows for Holdings and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

         (b) As soon as practicable after the end of each fiscal year, beginning with the fiscal year ending December 31, 1997, and in any event not later than five (5) days following the filing thereof with the Securities and Exchange Commission, an audited consolidated balance sheet of Holdings and its Subsidiaries as of the end of such fiscal year and audited consolidated statements of income and cash flows for Holdings and its Subsidiaries for the fiscal year then ended, including the notes thereto, in each case setting forth comparative figures as of the end of and for the preceding fiscal year, all in reasonable detail and certified by the independent certified public accounting firm regularly retained by the Borrowers or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Lenders, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly in all material respects the consolidated financial condition and results of operations of Holdings and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year.

         5.2. Other Business and Financial Information. The Borrowers will deliver to each Lender:

         (a) Concurrently with each delivery of the financial statements described in Section 5.1, a Compliance Certificate with respect to the period covered by the financial statements then being delivered, executed by a Financial Officer of each Borrower, together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Sections 6.1 and 6.2 as of the last day of the period covered by such financial statements.

         (b) Promptly upon the sending, filing or receipt thereof, copies of (i) all financial statements, reports, notices and proxy statements that any Borrower Affiliate shall send or make available generally to its shareholders, (ii) all regular, periodic and special reports, registration statements and prospectuses (other than on Form S-8) that any Borrower Affiliate shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, and (iii) all press releases and other statements made available generally by any Borrower Affiliate to the public concerning material developments in the business of any Borrower Affiliate;

         (c) Promptly upon (and in any event within five (5) Business Days after) any Responsible Officer of any Borrower obtaining knowledge thereof, written notice of any of the following:

                    (i) the occurrence of any Default or Event of Default, together with a written statement of an Authorized Officer of such Borrower specifying the nature of such Default or Event of Default, the period of existence thereof and the action that such Borrower has taken and proposes to take with respect thereto;

                   (ii) the institution or threatened institution of any action, suit, investigation or proceeding against or affecting any Borrower Affiliate, including any such investigation or proceeding by any Governmental Authority (other than routine periodic inquiries, investigations or reviews), that would, if adversely determined, be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, and any material development in any litigation or other proceeding previously reported pursuant to Section 4.5 or this Section 5.2(c)(ii);

                  (iii) the receipt by any Borrower Affiliate from any Governmental Authority of (y) any notice asserting any failure by any Borrower Affiliate to be in compliance with applicable Requirements of Law or that threatens the taking of any action against such Borrower Affiliate or sets forth circumstances that, if taken or adversely determined, would be reasonably likely to have a Material Adverse Effect, or (z) any notice of any actual or threatened suspension, limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation or authorization of any Borrower Affiliate, where such action would be reasonably likely to have a Material Adverse Effect;

                   (iv) the occurrence of any ERISA Event, together with (x) a written statement of an Authorized Officer of each of the Borrowers specifying the details of such ERISA Event and the action that the Borrowers have taken and propose to take with respect thereto, (y) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (z) a copy of any notice delivered by the PBGC to any Borrower or any ERISA Affiliate with respect to such ERISA Event;

                    (v) the occurrence of any material default under, or any proposed or threatened termination or cancellation of, any Material Contract or other material contract or agreement to which any Borrower Affiliate is a party, the termination or cancellation of which would be reasonably likely to have a Material Adverse Effect;

                   (vi) the occurrence of any of the following: (x) the assertion of any Environmental Claim against or affecting any Borrower Affiliate or any of their respective real property, leased or owned;
         (y) the receipt by any Borrower Affiliate of notice of any alleged violation of or noncompliance with any Environmental Laws; or (z) the taking of any remedial action by any Borrower Affiliate or any other Person in response to the actual or alleged generation, storage, release, disposal or discharge of any Hazardous Substances on, to, upon or from any real property leased or owned by any Borrower Affiliate; but in each case under clauses (x),
         (y) and (z) above, only to the extent the same would be reasonably likely to have a Material Adverse Effect; and

                  (vii) any other matter or event that has, or would be reasonably likely to have, a Material Adverse Effect, together with a written statement of an Authorized Officer of each Borrower setting forth the nature and period of existence thereof and the action that the Borrower has taken and proposes to take with respect thereto.

         (d) As soon as is available and in any event within fifteen (15) days after the end of each calendar month, a subscriber count for each Borrower Affiliate.

         (e) As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of any Borrower Affiliate (including any Plan and any information required to be filed under ERISA) as the Agent or any Lender may from time to time reasonably request.

         5.3. Corporate Existence; Franchises; Maintenance of Properties. Each of the Borrowers will, and will cause each of its Subsidiaries to, (i) maintain and preserve in full force and effect its corporate existence, except as expressly permitted otherwise by Section 7.1, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not be reasonably likely to have a Material Adverse Effect, and (iii) keep all material properties in good working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced.

         5.4. Compliance with Laws. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply could not be reasonably be expected to have a Material Adverse Effect.

         5.5. Payment of Obligations. Each of the Borrowers will, and will cause each of its Subsidiaries to, (i) pay all liabilities and obligations as and when due (subject to any applicable subordination provisions), except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, might become a Lien upon any of the properties of any Borrower Affiliate; provided, however, that no Borrower Affiliate shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Borrower Affiliate is maintaining adequate reserves with respect thereto in accordance with GAAP.

         5.6. Insurance. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated.

         5.7.  Maintenance  of  Books  and  Records;  Inspection.  Each  of  the
Borrowers will, and will cause each of its Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with GAAP and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Agent or any Lender to inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrowers, the independent public accountants of the Borrowers and their Subsidiaries (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrowers and their Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

         5.8.  Permitted   Acquisitions.   (a)  Subject  to  the  provisions  of
subsection (b) below and the requirements contained in the definition of Permitted Acquisition, and subject to the other terms and conditions of this Agreement, the Borrowers may from time to time on or after the Closing Date effect Permitted Acquisitions, provided that, with respect to each Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such Permitted Acquisition or would exist immediately after giving effect thereto;

         (b) Not less than two (2) Business Days prior to the consummation of any Permitted Acquisition, the Borrowers shall have delivered to the Agent and each Lender a certificate, in form and substance reasonably satisfactory to the Agent, executed by a Financial Officer of each Borrower to the effect that, to the best of such individual's knowledge, (w) the consummation of such Permitted Acquisition will not result in a violation of any provision of this Section 5.8, and after giving effect to such Permitted Acquisition and any Borrowings made in connection therewith, the Borrowers will be in compliance with the financial covenants contained in Sections 6.1 and 6.2, such compliance determined with regard to calculations made on a pro forma basis in accordance with GAAP as if each Person or business that is the subject of a Permitted Acquisition had been consolidated with the Borrowers for those periods applicable to such covenants (such calculations to be attached to the certificate); (x) the Borrowers believe in good faith that they will continue to comply with such financial covenants for a period of one year following the date of the consummation of such Permitted Acquisition and (y) after giving effect to such Permitted Acquisition and any Borrowings in connection therewith, the Borrowers believe in good faith that they will have sufficient availability under the Commitments to meet their ongoing working capital requirements.

         (c) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrowers that (except as shall have been approved in writing by the Required Lenders) all conditions thereto set forth in this Section 5.8 have been satisfied, that the same is permitted in accordance with the terms of this Agreement, and that the matters certified to by Financial Officer of each Borrower in the certificate referred to in subsection (b) above are, to the best of such individual's knowledge, true and correct in all material respects as of the date such certificate is given, which representation and warranty shall be deemed to be a representation and warranty as of the date thereof for all purposes hereunder, including, without limitation, for purposes of Sections 3.3 and 8.1.

         5.9. Creation or Acquisition of Subsidiaries. Subject to the provisions of Section 7.5, each Borrower may from time to time create or acquire new Wholly Owned Subsidiaries in connection with Permitted Acquisitions or otherwise, and the Wholly Owned Subsidiaries of each Borrower may create or acquire new Wholly Owned Subsidiaries; provided, that concurrently with (and in any event within ten (10) Business Days thereafter) the creation or direct or indirect acquisition by a Borrower thereof, each such new Subsidiary will execute and deliver to the Agent a joinder to the Subsidiary Guaranty, pursuant to which such new Subsidiary shall become a party thereto and shall guarantee the payment in full of the Obligations of the Borrower under this Agreement and the other Credit Documents.

         5.10. Further Assurances. Each of the Borrowers will, and will cause each of its Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Agent or the Required Lenders to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Agent and the Lenders under this Agreement and the other Credit Documents.


                                   ARTICLE VI

                               FINANCIAL COVENANTS

         The Borrowers, jointly and severally, covenant and agree that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         6.1. Leverage Ratio. The Borrowers will not permit the Total Leverage Ratio at any time of determination to be greater than 2.00:1.00.

         6.2. Current Ratio. The Borrower will not permit the Current Ratio at any time of determination to be less than 1.50:1.00.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

         Each of the Borrowers jointly and severally covenants and agrees that, until the termination of the Commitments and the payment in full of all principal and interest with respect to the Loans together with all other amounts then due and owing hereunder:

         7.1. Merger; Consolidation. No Borrower will, and each Borrower will cause its Subsidiaries not to, liquidate, wind up or dissolve, or enter into any consolidation, merger or other combination, or agree to do any of the foregoing; provided, however, that:

                     (i) any Borrower may merge or consolidate with another Person so long as (x) such Borrower is the surviving entity, (y) unless such other Person is a Wholly Owned Subsidiary immediately prior to giving effect thereto, such merger or consolidation shall constitute a Permitted Acquisition and the applicable conditions and requirements of

         Sections 5.8 and 5.9 shall be satisfied, and (z) immediately after giving effect thereto, no Default or Event of Default would exist; and

                    (ii) any Subsidiary may merge or consolidate with another Person so long as (x) the surviving entity is a Borrower Affiliate, (y) unless such other Person is a Wholly Owned Subsidiary immediately prior to giving effect thereto, such merger or consolidation shall constitute a Permitted Acquisition and the applicable conditions and requirements of Sections 5.8 and 5.9 shall be satisfied, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

         7.2. Indebtedness. No Borrower will, and each Borrower will cause its Subsidiaries not to, create, incur, assume or suffer to exist any Indebtedness other than:

                   (i) Indebtedness incurred under this Agreement, the Notes and the Subsidiary Guaranty;

                   (ii) Indebtedness existing on the Closing Date and described in Section 7.2 and renewals, extensions, modifications and replacements thereof which do not increase the principal amount thereof;

                  (iii) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money, provided that the same shall be paid when due except to the extent being contested in good faith and by appropriate proceedings;

                   (iv) loans and advances by any Borrower Affiliate to any other Borrower Affiliate; provided that any such loan or advance is subordinated in right and time of payment to the Obligations and is evidenced by a promissory note, in form and substance satisfactory to the Agent;

                    (v) purchase money Indebtedness of the Borrowers and their Subsidiaries incurred solely to finance the payment of all or part of the purchase price of any equipment, real property or other fixed assets acquired in the ordinary course of business, including Indebtedness in respect of capital lease obligations, and any renewals, refinancings or replacements thereof (subject to the limitations on the principal amount thereof set forth in this clause (vii)), which Indebtedness shall not exceed $5,000,000 in aggregate principal amount outstanding at any time; and

                   (vi) other unsecured Indebtedness not exceeding $5,000,000 in aggregate principal amount outstanding at any time.

         7.3. Liens. No Borrower will, and each Borrower will cause its Subsidiaries not to, directly or indirectly, make, create, incur, assume or suffer to exist, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, or agree to do any of the foregoing, other than the following (collectively, "Permitted Liens"):

                    (i) Liens in  existence on the Closing Date and set forth on
         Schedule 7.3 securing Indebtedness permitted by clause (ii) of Section 7.2; provided that no such Lien is amended after the date of this Agreement to cover any additional property or to secure additional Indebtedness;

                   (ii) Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

                  (iii) Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under Section 8.1(i)) incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

                   (iv) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

                    (v) Liens securing the purchase money Indebtedness permitted under clause (v) of Section 7.2; provided that any such Lien (a) shall attach to such property concurrently with or within ten (10) days after the acquisition thereof by such Borrower Affiliate, (b) shall not exceed the lesser of (y) the fair market value of such property or (z) the cost thereof to such Borrower Affiliate and (c) shall not encumber any other property of any Borrower Affiliate;

                   (vi) any attachment or judgment Lien not constituting an Event of Default under Section 8.1(h) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

                  (vii) Liens arising from the filing, for notice purposes only, of financing statements in respect of true leases;

                 (viii) with respect to any real property occupied by the Borrowers or any of their Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes; and

                   (ix) other Liens  securing  obligations  of the Borrowers and
         their  Subsidiaries  not  exceeding   $5,000,000  in  aggregate  amount
         outstanding at any time.

         7.4. Disposition of Assets. No Borrower will, and each Borrower will cause its Subsidiaries not to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties (including, without limitation, any Capital Stock of any Subsidiary), or enter into any arrangement with any Person providing for the lease by any Borrower Affiliate as lessee of any asset that has been sold or transferred by such Borrower Affiliate to such Person, or agree to do any of the foregoing, except for:

                    (i)   sales of inventory in the ordinary course of business;

                   (ii) the sale or exchange of used or obsolete equipment to the extent (y) the proceeds of such sale are applied towards, or such equipment is exchanged for, replacement equipment or (z) such equipment is no longer necessary for the operations of the applicable Borrower Affiliate in the ordinary course of business;

                  (iii) the sale, lease or other disposition of assets by a Borrower Affiliate to another Borrower Affiliate if, immediately after giving effect thereto, no Default or Event of Default would exist; and

                   (iv) the sale or disposition of assets outside the ordinary course of business for fair value and for cash, provided that (x) the Net Cash Proceeds from such sales or dispositions are reinvested in similar assets within 180 days of such sale or disposition or, if not so reinvested, such Net Cash Proceeds are delivered to the Agent within such 180 day period for application in prepayment of the Loans, (y) in no event shall any Borrower Affiliate sell or otherwise dispose of any of the Capital Stock of any Subsidiary of a Borrower, and (z) immediately after giving effect thereto, no Default or Event of Default would exist.

         7.5. Investments. No Borrower will, and each Borrower will cause its Subsidiaries not to, directly or indirectly, purchase, own, invest in or otherwise acquire any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any other Person, or purchase or otherwise acquire (whether in one or a series of related transactions) any portion of the assets, business or properties of another Person (including pursuant to an Acquisition), or create or acquire any Subsidiary, or become a partner or joint venturer in any partnership or joint venture (collectively, "Investments"), or make a commitment or otherwise agree to do any of the foregoing, other than:

                    (i)    Cash Equivalents;

                   (ii) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property and other assets, in each case in the ordinary course of business,

                  (iii) Investments consisting of loans and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business, loans and advances to employees secured by shares of capital stock of Holdings or options to purchase capital stock of Holdings and not exceeding $500,000 in aggregate amount outstanding at any time, extensions of trade credit in the ordinary course of business, and prepaid expenses incurred in the ordinary course of business;

                  (iv)    without   duplication,   Investments   consisting   of
         intercompany Indebtedness permitted under clause (iv) of Section 7.2;

                  (v) Investments  existing on the Closing Date and described in
         Schedule 7.5;

                  (vi) Investments consisting of loans and advances in the ordinary course of business to Partitions secured by the assets of such Partitions;

                  (vii) Investments consisting of the making of capital contributions or the purchase of Capital Stock by any Borrower Affiliate in any other Wholly Owned Subsidiary that is (or immediately after giving effect to such Investment will be) a Borrower or a Subsidiary Guarantor, provided that such Borrower complies with the provisions of Section 5.10;

                 (viii) Investments (A) not exceeding $5,000,000 in an aggregate amount outstanding at any time in equity or debt securities and (B) not exceeding $20,000,000 in an aggregate amount outstanding at any time in non-equity securities rated BBB+ or better by Standard & Poor's Rating Services or Baa1 or better by Moody's Investors Service, Inc. and equity securities in any Person with a debt rating of BBB+ or better by Standard & Poor's Rating Service or Baa1 or better by Moody's Investor Service, Inc.;

                   (ix) Investments consisting of the purchase of a minority interest in the Capital Stock of another Person purchased with consideration consisting solely of Capital Stock of Holdings; and

                    (x)    Permitted Acquisitions.

         7.6. Restricted Payments. (a) No Borrower will, and each Borrower will cause its Subsidiaries not to, directly or indirectly, declare or make any dividend payment, or make any other distribution of cash, property or assets, in respect of any of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or purchase, redeem, retire or otherwise acquire for value any shares of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or set aside funds for any of the foregoing, except that:

                  (i) any Borrower may declare and make dividend payments or other distributions payable solely in its common stock; and

                   (ii) each Wholly Owned Subsidiary of any Borrower may declare and make dividend payments or other distributions to such Borrower or another Wholly Owned Subsidiary of such Borrower, to the extent not prohibited under applicable Requirements of Law.

         (b) Each of the Borrowers will not, and will not permit or cause any of its Subsidiaries to, make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Indebtedness subordinate to the Obligations, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Indebtedness subordinate to the Obligations, or make any deposit or otherwise set aside funds for any of the foregoing purposes.

         7.7. Transactions with Affiliates. No Borrower will, and each Borrower will cause its Subsidiaries not to, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with any officer, director, stockholder or other Affiliate of such Borrower or any Subsidiary, except in the ordinary course of its business and upon fair and reasonable terms that are no less favorable to it than would obtain in a comparable arm's length transaction with a Person other than an Affiliate of such Borrower or such Subsidiary.

         7.8. Lines of Business. No Borrower will, and each Borrower will cause its subsidiaries not to, engage in any business other than the businesses engaged in by it on the date hereof and businesses and activities reasonably related thereto.

         7.9. Certain Amendments. No Borrower will, and each Borrower will cause its Subsidiaries not to amend, modify or change any provision of its articles or certificate of incorporation or bylaws, or the terms of any class or series of its Capital Stock, other than in a manner that could not reasonably be expected to materially adversely affect the Lenders.

         7.10. Limitation on Certain Restrictions. No Borrower will, and each Borrower will cause its Subsidiaries not to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on (i) the ability of such Borrower and its Subsidiaries to perform and comply with their respective obligations under the Credit Documents or (ii) the ability of any Subsidiary to make any dividend payments or other distributions in respect of its Capital Stock, to repay Indebtedness owed to any Borrower or any other Subsidiary, to make loans or advances to any Borrower or any other Subsidiary, or to transfer any of its assets or properties to any Borrower or any other Subsidiary, in each case other than such restrictions or encumbrances existing under or by reason of the Credit Documents or applicable Requirements of Law.

         7.11. Fiscal Year. No Borrower will, and each Borrower will cause its Subsidiaries not to, change the ending date of its fiscal year to a date other than December 31.

         7.12. Accounting Changes. No Borrower will, and each Borrower will cause its Subsidiaries not to, make or permit any material change in its accounting policies or reporting practices, except as may be required by GAAP, except as may have been indicated in a separate letter dated the date hereof from the Borrowers to the Agent.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         8.1. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) Any Borrower shall fail to pay any principal of or interest on any Loan, any fee or any other Obligation when due;

         (b) Any Borrower shall fail to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.14, 5.1, 5.2, 5.3(i), 5.8, or 5.9 or in Article VI or Article VII;

         (c) Any Borrower Affiliate shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the Credit Documents other than those enumerated in subsections (a) and (b) above, and such failure (i) is deemed by the terms of the relevant Credit Document to constitute an Event of Default or (ii) shall continue unremedied for any grace period specifically applicable thereto or, if no such grace period is applicable, for a period of thirty (30) days after the earlier of (y) the date on which an officer of any Borrower acquires knowledge thereof and (z) the date on which written notice thereof is delivered by the Agent or any Lender to any Borrower;

         (d) Any representation or warranty made or deemed made by or on behalf of any Borrower Affiliate in this Agreement, any of the other Credit Documents or in any certificate, instrument, report or other document furnished in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

         (e) Any Borrower Affiliate shall (i) fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any Indebtedness (other than the Indebtedness incurred pursuant to this Agreement) having an aggregate principal amount of at least $5,000,000 or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity;

         (f) Any Borrower Affiliate shall (i) file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in subsection (g) below, (iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or
(vi) take any corporate action to authorize or approve any of the foregoing;

         (g) Any involuntary petition or case shall be filed or commenced against any Borrower Affiliate seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

         (h) Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (exclusive of amounts fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has acknowledged its liability in writing) in excess of $1,000,000 shall be entered or filed against any Borrower Affiliate or any of their respective properties and the same shall not be dismissed, stayed or discharged for a period of thirty (30) days or in any event later than five days prior to the date of any proposed sale thereunder;

         (i) Any ERISA Event shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events then existing, the Borrowers and their ERISA Affiliates would be reasonably likely to incur liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $1,000,000;

         (j) Any one or more licenses, permits, accreditations or authorizations of any Borrower Affiliate shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by any Borrower Affiliate to be in compliance with applicable Requirements of Law (including, without limitation, applicable laws and regulations relating to telecommunications), and such action, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

         (k) Any one or more Environmental Claims shall have been asserted against any Borrower Affiliate (or a reasonable basis shall exist therefor); such Borrower Affiliate would be reasonably likely to incur liability as a result thereof; and such liability would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect;

         (l) Any agreement or contract to which any Borrower Affiliate is a party shall be terminated or shall, for any other reason, fail to be in full force and effect and enforceable in accordance with its terms, and such event or condition, together with all other such events or conditions, if any, would be reasonably likely to have a Material Adverse Effect;

         (m) AT&T shall have terminated its services under any contract tariff with any Borrower and such Borrower shall not have replaced such services with other long distance providers within 30 days thereafter.

         (n) Dan Borislow shall have ceased to be the chief executive officer of the Borrower or to continue to perform his current duties as chief executive officer, and the Borrower shall have failed to hire or appoint a replacement reasonably satisfactory to the Required Lenders within 120 days thereafter; or

         (o) Any of the following shall occur: (i) any Person or group of Persons acting in concert as a partnership or other group, other than Dan Borislow, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of any Borrower representing 20% or more of the combined voting power of the then outstanding securities of such Borrower ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or (ii) the Board of Directors of any Borrower shall cease to consist of a majority of the individuals who constituted the Board of Directors as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of such Borrower as of the date hereof (or their replacements approved as herein required).

         8.2. Remedies: Termination of Commitments, Acceleration, etc. Upon and at any time after the occurrence and during the continuance of any Event of Default, the Agent shall at the direction, or may with the consent, of the Required Lenders, take any or all of the following actions at the same or different times:

         (a) Declare the Commitments to be terminated, whereupon the same shall terminate (provided that, upon the occurrence of an Event of Default pursuant to Section 8.1(f) or Section 8.1(g), the Commitments shall automatically be terminated);

         (b) Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts payable under this Agreement, the Notes and the other Credit Documents, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrower (provided that, upon the occurrence of an Event of Default pursuant to Section 8.1(f) or Section 8.1(g), all of the outstanding principal amount of the Loans and all other amounts described in this subsection
(b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrowers); and

         (c) Exercise all rights and remedies available to it under this Agreement, the other Credit Documents and applicable law.

         8.3. Remedies: Set-Off. In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, each Lender may, and each is hereby authorized by the Borrowers, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by the Borrowers, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by such Lender to or for the credit or the account of any Borrower against any or all of the Obligations to such Lender now or hereafter existing, whether or not such Obligations may be contingent or unmatured, each Borrower hereby granting to each Lender a continuing security interest in and Lien upon all such deposits and other property as security for such Obligations. Each Lender agrees promptly to notify the Borrowers and the Agent after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.


                                   ARTICLE IX

                                    THE AGENT

         9.1. Appointment. Each Lender hereby irrevocably appoints and authorizes First Union to act as Agent hereunder and under the other Credit Documents and to take such actions as agent on its behalf hereunder and under the other Credit Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

         9.2. Nature of Duties. The Agent shall have no duties or responsibilities other than those expressly set forth in this Agreement and the other Credit Documents. The Agent shall not have, by reason of this Agreement or any other Credit Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations or liabilities in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Credit Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

         9.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Credit Document, or for the financial condition of any Borrower Affiliate or any other Person, or
(iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

         9.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Agent in accordance with the provisions of this Agreement. The Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Credit Document (i) if such action or omission would, in the reasonable opinion of the Agent, violate any applicable law or any provision of this Agreement or any other Credit Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

         9.5. Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Agent or any such Person hereinafter taken, including any review of the affairs of the Borrowers and their Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that (i) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder, and (ii) it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Credit Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries. Except as expressly provided in this Agreement and the other Credit Documents, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of any Borrower Affiliate or any other Person that may at any time come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         9.6. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent shall have received written notice from a Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished to the Lenders, the Agent shall have no obligation to notify the Lenders with respect thereto. The Agent shall (subject to Sections 9.4 and 10.6) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         9.7. Indemnification. To the extent the Agent is not reimbursed by or on behalf of the Borrowers, and without limiting the joint and several obligations of the Borrowers to do so, the Lenders agree (i) to indemnify the Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including, without limitation, at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Credit Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing, and (ii) to reimburse the Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Credit Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

         9.8. The Agent in its Individual Capacity. With respect to its Commitment, the Loans made by it and the Note or Notes issued to it, the Agent in its individual capacity and not as Agent shall have the same rights and powers under the Credit Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, make investments in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower, any of its Subsidiaries or any of their respective Affiliates as if the Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         9.9.  Successor  Agent.  The Agent may resign at any time by giving ten
(10) days' prior written notice to the Borrowers and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrowers (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Agent (provided that the Borrowers' consent shall not be required in the event a Default or Event of Default shall have occurred and be continuing). In connection with such appointment, the Lenders will consider the recommendation of the Borrowers. If no successor to the Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such ten-day period, then the retiring Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrowers, appoint a successor Agent from among the Lenders. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Agent's resignation as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. If no successor to the Agent has accepted appointment as Agent by the thirtieth (30th) day following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of the Agent hereunder and under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided for hereinabove.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1. Fees and Expenses. Each of the Borrowers, jointly and severally, agrees (i) whether or not the transactions contemplated by this Agreement shall be consummated, to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent) in connection with (y) the Agent's due diligence investigation in connection with, and the preparation, negotiation, execution, delivery and syndication of, this Agreement and the other Credit Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto, and (z) the administration, monitoring and review of the Loans (including, without limitation, reasonable out-of-pocket expenses for travel, meals, long-distance telephone calls, wire transfers, facsimile transmissions and copying and with respect to the engagement of appraisers, consultants, auditors or similar Persons by the Agent at any time, whether before or after the Closing, to render opinions concerning the Borrower's financial condition, (ii) to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent and each Lender (including, without limitation, reasonable attorneys' fees and expenses) in connection with (y) any refinancing or restructuring of the credit arrangement provided under this Agreement, whether in the nature of a "work-out," in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Credit Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and
(iii) to pay and hold the Agent and each Lender harmless from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder's or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Agent or any Lender), that may be payable in connection with the transactions contemplated by this Agreement and the other Credit Documents.

         10.2. Indemnification. Each of the Borrowers jointly and severally agrees, whether or not the transactions contemplated by this Agreement shall be consummated, to indemnify and hold the Agent and each Lender and each of their respective directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, "Indemnified Costs"), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any of the other Credit Documents, any of the transactions contemplated herein or therein or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loans (including, without limitation, in connection with the actual or alleged generation, presence, discharge or release of any Hazardous Substances on, into or from, or the transportation of Hazardous Substances to or from, any real property at any time owned or leased by any Borrower Affiliate, any other Environmental Claims or any violation of or liability under any Environmental
Law), or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrowers, as and when incurred and upon demand.

         10.3. Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS HAVE BEEN EXECUTED, DELIVERED AND ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NORTH CAROLINA AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). EACH
BORROWER HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. EACH BORROWER IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES

ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. EACH BORROWER CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH HEREINBELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE
(3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

         10.4. Arbitration; Preservation and Limitation of Remedies. (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Credit Document ("Disputes") between or among the Borrowers, their Subsidiaries, the Agent and the Lenders, or any of them, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transactions contemplated by this Agreement and the other Credit Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"), as in effect from time to time, and Title 9 of the U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal office of the Agent is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (ii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and
(iii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. The parties hereto agree that no party shall have a remedy of punitive or exemplary damages against any other party in any Dispute, and each party hereby waives any right or claim to punitive or exemplary damages that it has now or that may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially.

         10.5. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

               (a) if to the Borrowers, to Tel-Save Holdings, Inc., 6805 Route 202, New Hope, Pennsylvania 18938, Attention: Aloysius T. Lawn, Esq., Telecopy No. (215) 862- 1085, with a copy to Arnold & Porter, 399 Park Avenue, New York, New York 10022-4690, Attention: Michael W. Oshima, Telecopy No. (212) 715-1399;

               (b) if to the Agent, to First Union National Bank, One First Union Center, DC-5, 301 South College Street, Charlotte, North
          Carolina 28288-0608, Attention: Hilda Weathers, Telecopy No. (704) 374-4092, with a copy to Robinson, Bradshaw & Hinson, P.A., 101 N. Tryon Street, Suite 1900, Charlotte, North Carolina 28246, Attention:
          Benjamin W. Baldwin, Esq., Telecopy No. (704) 378-4000; and

               (c) if to any Lender, to it at the address set forth on its signature page hereto (or if to any Lender not a party hereto as of the date hereof, at the address set forth in its Assignment and Acceptance);

or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery; provided that notices and communications to the Agent shall not be effective until received by the Agent.

         10.6. Amendments, Waivers, etc. No amendment, modification, waiver or discharge or termination of, or consent to any departure by the Borrowers from, any provision of this Agreement or any other Credit Document, shall be effective unless in a writing signed by the Required Lenders (or by the Agent at the direction or with the consent of the Required Lenders), and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, modification, waiver, discharge, termination or consent shall:

         (a) unless agreed to by each Lender directly affected thereby, (i) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other Obligations (other than fees payable to the Agent for its own account), or (ii) extend the Maturity Date or any other date fixed for the payment of any principal of or interest on any Loan (other than additional interest payable under Section 2.8(b) at the election of the Required Lenders, as provided therein), any fees (other than fees payable to the Agent for its own account) or any other Obligations;

         (b) unless agreed to by all of the Lenders, (i) increase or extend any Commitment of any Lender (it being understood that a waiver of any Event of Default, if agreed to by the requisite Lenders hereunder, shall not constitute such an increase), (ii) change the percentage of the aggregate Commitments or of the aggregate unpaid principal amount of the Loans, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take or approve, or direct the Agent to take, any action hereunder (including as set forth in the definition of "Required Lenders"), (iii) except as may be otherwise specifically provided in this Agreement or in any other Credit

Document, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, or (iv) change any provision of Section 2.15 or this
Section 10.6; and

         (c) unless agreed to by the Agent in addition to the Lenders required as provided hereinabove to take such action, affect the respective rights or obligations of the Agent hereunder or under any of the other Credit Documents.

         10.7. Assignments, Participations. (a) Each Lender may assign to one or more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that (i) any such assignment (other than an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the Agent and the Borrowers (to be evidenced by its counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld (provided that the Borrowers' consent shall not be required in the event a Default or Event of Default shall have occurred and be continuing), (ii) each such assignment shall be of a uniform, and not varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (iii) except in the case of an assignment to a Lender or an Affiliate of a Lender, no such assignment shall be in an aggregate principal amount (determined as of the date of the Assignment and Acceptance with respect to such assignment) less than $5,000,000, determined by combining the amount of the assigning Lender's outstanding Loans and Unutilized Commitment being assigned pursuant to such assignment (or, if less, the entire Commitment of the assigning Lender), and (iv) the parties to each such assignment will execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $3,000 to the Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than rights under the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Assignment and Acceptance shall, upon the effectiveness thereof, be incorporated into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of the Agent and the other parties hereto as if set forth at length herein.

         (b) The Agent will maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and each Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and, if required, counterexecuted by the Borrowers, together with the Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrower and the Lenders. Within five (5) Business Days after its receipt of such notice, the Borrowers, at their own expense, will execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of the Assignee (and, if the assigning Lender has retained any portion of its rights and obligations hereunder, to the order of the assigning Lender), prepared in accordance with the provisions of Section
2.4 as necessary to reflect, after giving effect to the assignment, the Commitments of the Assignee and (to the extent of any retained interests) the assigning Lender, dated the date of the replaced Note or Notes and otherwise in substantially the form of Exhibit A. The Agent will return cancelled Notes to the Borrowers.

         (d) Each Lender may, without the consent of the Borrowers, the Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by
it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) no Lender shall sell any participation that, when taken together with all other participations, if any, sold by such Lender, covers all of such Lender's rights and obligations under this Agreement,
(iii) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Credit Document (except as to actions that would
(x) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon, or reduce or forgive any fees or other Obligations, (y) extend the Maturity Date or any other date fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations, or (z) increase or extend any Commitment of any Lender), and (iv) no Participant shall have any rights under this Agreement or any of the other Credit Documents, each Participant's rights against the granting Lender in respect of any participation to be those set forth in the participation agreement, and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not granted such participation. Notwithstanding the foregoing, each Participant shall have the rights of a Lender for purposes of Sections 2.16(a), 2.16(b), 2.17, 2.18 and 8.3, and shall be entitled to the benefits thereto, to the extent that the Lender granting such participation would be entitled to such benefits if the participation had not been made; provided that no Participant shall be entitled to receive any greater amount pursuant to any of such Sections than the Lender granting such participation would have been entitled to receive in respect of the amount of the participation made by such Lender to such Participant had such participation not been made.

         (e) Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall release a Lender from any of its obligations hereunder.

         (f) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or Participant or proposed Assignee or Participant any information relating to the Borrowers and their Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such Assignee or Participant or proposed Assignee or Participant agrees in writing to keep such information confidential to the same extent required of the Lenders under
Section 10.13.

         10.8. No Waiver. The rights and remedies of the Agent and the Lenders expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Borrowers and the Agent or the Lenders or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

         10.9. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and all references herein to any party shall be deemed to include its successors and assigns; provided, however, that (i) the Borrowers shall not sell, assign or transfer any of their rights, interests, duties or obligations under this Agreement without the prior written consent of all of the Lenders and (ii) any Assignees and Participants shall have such rights and obligations with respect to this Agreement and the other Credit Documents as are provided for under and pursuant to the provisions of Section 10.7.

         10.10. Survival. All representations, warranties and agreements made by or on behalf of the Borrowers or any of their Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Credit Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of Sections 2.16(a), 2.16(b), 2.17, 2.18, 9.7, 10.1 and 10.2, shall survive the payment in full of all Loans, the termination of the Commitments, and any termination of this Agreement or any of the other Credit Documents.

         10.11. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         10.12. Construction. The headings of the various articles, sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

         10.13. Confidentiality. Each Lender agrees to keep confidential, pursuant to its customary procedures for handling confidential information of a similar nature and in accordance with safe and sound banking practices, all nonpublic information provided to it by or on behalf of the Borrowers or any of their Subsidiaries in connection with this Agreement or any other Credit Document; provided, however, that any Lender may disclose such information (i) to its directors, employees and agents and to its auditors, counsel and other professional advisors in connection with the performance of such Lender's obligations hereunder, (ii) at the demand or request of any bank regulatory authority, court or other Governmental Authority having or asserting jurisdiction over such Lender, as may be required pursuant to subpoena or other legal process, or otherwise in order to comply with any applicable Requirement of Law, (iii) in connection with any proceeding to enforce its rights hereunder or under any other Credit Document or any other litigation or proceeding related hereto or to which it is a party, (iv) to the Agent or any other Lender, (v) to the extent the same has become publicly available other than as a result of a breach of this Agreement and (vi) pursuant to and in accordance with the provisions of Section 10.7(f). Each Borrower agrees and consents to Agent's disclosure of information on the specific terms of this transaction to Gold Sheets and other similar bank trade publications. Such information will consist of deal terms and other information customarily found in such publications.

         10.14. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Agent and the Borrowers of written or telephonic notification of such execution and authorization of delivery thereof.

         10.15.       The Borrowers as Co-Obligors.

         (a) The Borrowers are accepting the joint and several liability provided for hereunder in consideration of the financial accommodations provided and to be provided by the Lenders under this Agreement for the mutual benefit, directly and indirectly, of the Borrowers and in consideration of each of the undertakings of each Borrower herein to accept joint and several liability for their mutual benefit, for the Obligations of each of the other of them.

         (b) The Borrowers, jointly and severally as hereinafter described, hereby irrevocably and unconditionally accept, not merely as surety but also as co-debtors, joint and several liability with respect to the payment and performance of all of the Obligations under all of the Credit Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of all the Borrowers without preference or distinction among them, except for those obligations expressly set forth as only applying to a single Borrower.

         (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations owed by it as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event each of the other Borrowers will, forthwith upon demand by the Lenders, make such payment with respect to, or perform, such obligation pursuant to the terms thereof.

         (d) Each Borrower hereby acknowledges and consents to all provisions of each Credit Document. In connection with its obligations under this Section 10.15, each Borrower hereby waives notice of acceptance of the joint and several liability contained in this Section 10.15, notice of any and all Loans made or of any financial accommodations extended to any Borrower by the Lenders under any Credit Document, notice of the occurrence of any Default or any Event of Default or of any demand upon any Borrower for any payment under this Agreement or any other Credit Documents whether in respect of any Loans or any other obligation owing hereunder or thereunder, notice of any action at any time taken or omitted by the Lenders under or in respect of any Credit Document or any of the Obligations and, generally, all demands, notices, protests and other formalities of every kind in connection with the joint and several liability contained in this Section 10.15, the other provisions of this Agreement or any provisions of the other Credit Documents. In connection with its obligations under this Section 10.15, each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any Default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of any Credit Document, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the addition, substitution or release, in whole or in part, of any Person or Persons primarily or secondarily liable in respect of any of the Obligations. Each of the Borrowers also waives: (I) any right to require the Lenders to (A) proceed against any other person, including any other Borrower, or (B) pursue any other remedy; and (II) any defense arising by reason of (A) any disability or other defense of any Borrower, or any other Person, (B) the cessation from any cause whatsoever, other than payment or performance in full, of any of the obligations of the Borrowers, or any other Person, or (C) any act or omission by the Lenders which directly or indirectly results in or aids the discharge of any Borrower or any Obligation hereunder by operation of law or otherwise. The obligations of each Borrower under this Section 10.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or the Lenders. The joint and several liability of each Borrower in this Section
10.15 shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, charter, membership, constitution or place of formation of any Borrower, or any Lender. Each of the Borrowers agrees that each of the waivers set forth above are made with such Borrower's full knowledge of their significance and consequences, and such Borrower agrees that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

         10.16. Entire Agreement. THIS AGREEMENT AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH (A) EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, (B) SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER FROM FIRST UNION TO THE BORROWERS DATED MAY 22, 1997, AND (C) MAY NOT BE AMENDED, SUPPLEMENTED, CONTRADICTED OR OTHERWISE MODIFIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         10.17. Post-Closing Matters. At the request of the Agent, each Borrower will, and will cause each of their Subsidiaries to, use their reasonable efforts to assist the Agent in the syndication of this Revolving Credit Facility and the resultant addition of Lenders after the Closing Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                            TEL-SAVE HOLDINGS, INC.,
                              as a Borrower


                            By:
                               ------------------------------------

                            Title:
                                  ---------------------------------


                            TEL-SAVE, INC.,
                            as a Borrower


                            By:
                               ------------------------------------

                            Title:
                                  ---------------------------------


                           EMERGENCY TRANSPORT CORP.,
                             as a Borrower


                            By:
                               ------------------------------------

                            Title:
                                  ---------------------------------

















                             (signatures continued)

                           FIRST UNION NATIONAL BANK, as Agent and as
                             a Lender


                           By:
                              -----------------------------------------
Commitment:
$65,000,000                Title:
                                  -------------------------------------


                           Instructions  for wire  transfers to
                             the Agent:

                            First Union National Bank
                            ABA Routing No. 053000219
                            Charlotte, North Carolina
                            General Ledger No. 465906, RC No. 0000191
                            Attention: Hilda Weathers
                            Re: Tel-Save

                          Address for notices as a Lender:

                             First Union National Bank
                             One First Union Center, 5th Floor
                             301 South College Street
                             Charlotte, North Carolina 28288-0735
                             Attention: Jeffrey T. Hardesty
                             Telephone: (704) 383-1989
                             Telecopy: (704) 374-4092

                             Lending Office:

                             First Union National Bank
                             One First Union Center, 5th Floor
                             301 South College Street
                             Charlotte, North Carolina 28288-0735
                             Attention: Jeffrey T. Hardesty
                             Telephone: (704) 383-1989
                             Telecopy: (704) 374-4092